EXHIBIT 99.2

                            UNITED STATES OF AMERICA
                         BEFORE FEDERAL TRADE COMMISSION

------------------------------------
In the Matter of                    )
                                    )
         Chevron Corporation,       )
                  a corporation,    )        FTC File No. 011 0011
                                    )
                  and               )
                                    )
         Texaco Inc.,               )
                  a corporation.    )
                                    )
------------------------------------


                       AGREEMENT CONTAINING CONSENT ORDERS

         The Federal Trade Commission ("Commission"), having initiated an investigation of the proposed merger of Respondent Chevron Corporation ("Chevron") and Respondent Texaco Inc. ("Texaco"), and it now appearing that Chevron and Texaco, sometimes referred to as "Proposed Respondents," are willing to enter into this Agreement Containing Consent Orders ("Consent Agreement") to divest certain assets and providing for other relief:

         IT IS HEREBY AGREED by and between Proposed Respondents, by their duly authorized officers and attorneys, and counsel for the Commission that:

         1. Proposed Respondent Chevron is a corporation organized, existing and doing business under and by virtue of the laws of the state of Delaware, with its office and principal place of business located at 575 Market Street, San Francisco, CA 94105.

         2. Proposed Respondent Texaco is a corporation organized, existing and doing business under and by virtue of the laws of the state of Delaware, with its office and principal place of business located at 2000 Westchester Ave., White Plains, NY 10650.

         3. Proposed Respondents admit all the jurisdictional facts set forth in the draft of Complaint here attached.

         4. Proposed Respondents waive:

         1. any further procedural steps;


         2. the requirement that the Commission's Decision and Order and Order to Hold Separate and Maintain Assets, attached hereto and made a part hereof, contain a statement of findings of fact and conclusions of law;

         3. all rights to seek judicial review or otherwise to challenge or contest the validity of the Decision and Order or the Order to Hold Separate and Maintain Assets entered pursuant to this Consent Agreement; and

         4. any claim under the Equal Access to Justice Act.

         5. Proposed Respondents shall submit an initial report within thirty
(30) days after they execute this Consent Agreement and every thirty (30) days thereafter until the Decision and Order becomes final, pursuant to Section 2.33 of the Commission's Rules, 16 C.F.R. ss. 2.33, signed and verified by the Proposed Respondents setting forth in detail the manner in which the Proposed Respondents have prepared to comply, are complying, and will comply with the Decision and Order and Order to Hold Separate and Maintain Assets. Such reports will not become part of the public record unless and until the Consent Agreement, Decision and Order, and Order to Hold Separate and Maintain Assets are accepted by the Commission for public comment.

         6. Because there may be interim competitive harm, the Commission may issue its Complaint and Order to Hold Separate and Maintain Assets in this matter at any time after it accepts the Consent Agreement for public comment.

         7. This Consent Agreement shall not become part of the public record of the proceeding unless and until it is accepted by the Commission. If this Consent Agreement is accepted by the Commission, it, together with the draft of Complaint contemplated hereby, will be placed on the public record for a period of thirty (30) days and information in respect thereto publicly released. The Commission thereafter may either withdraw its acceptance of this Consent Agreement and so notify Proposed Respondents, in which event it will take such action as it may consider appropriate, or issue or amend its Complaint (as the circumstances may require) and issue its Decision and Order, in disposition of the proceeding.

8. This Consent Agreement is for settlement purposes only and does not constitute an admission by Proposed Respondents that the law has been violated as alleged in the draft of Complaint here attached, or that the facts as alleged in the draft Complaint, other than jurisdictional facts, are true.


9. This Consent Agreement contemplates that, if it is accepted by the Commission, the Commission may (1) issue and serve its Complaint corresponding in form and substance with the draft of Complaint here attached, (2) issue and serve its Order to Hold Separate and Maintain Assets, and (3) make information public with respect thereto. If such acceptance is not subsequently withdrawn by the Commission pursuant to the provisions of ss. 2.34 of the Commission's Rules, 16 C.F.R. ss. 2.34, the Commission may, without further notice to Proposed Respondents, issue the attached Decision and Order, in disposition of this proceeding. When final, the Decision and Order and the Order to Hold Separate and Maintain Assets shall have the same force and effect and may be altered, modified or set aside in the same manner and within the same time provided by statute for other orders. The Decision and Order and Order to Hold Separate and Maintain Assets shall become final upon service. Delivery of the Complaint, Decision and Order, and Order to Hold Separate and Maintain Assets to Proposed Respondents by any means specified in Commission Rule 4.4(a), 16 C.F.R. ss. 4.4(a), shall constitute service. The Proposed Respondents waive any right they may have to any other manner of service. Proposed Respondents also waive any right they may otherwise have to service of any Appendices incorporated by reference into the Decision and Order, and agree that they are bound to comply with and will comply with the Decision and Order to the same extent as if they had been served with copies of the Appendices, where Proposed Respondents are already in possession of copies of such Appendices. The Complaint may be used in construing the terms of the Decision and Order and Order to Hold Separate and Maintain Assets, and no agreement, understanding, representation, or interpretation not contained in the Consent Agreement, Decision and Order, or Order to Hold Separate and Maintain Assets may be used to vary or contradict the terms of the Decision and Order or the Order to Hold Separate and Maintain Assets.

10. By signing this Consent Agreement, Proposed Respondents represent and warrant that they can comply with the provisions of the attached Decision and Order and Order to Hold Separate and Maintain Assets, and that all subsidiaries, affiliates, and successors necessary to effectuate the full relief contemplated by this Consent Agreement, the Decision and Order, and the Order to Hold Separate and Maintain Assets are parties to the Consent Agreement.

11. Proposed Respondents have read the proposed Complaint, Decision and Order, and Order to Hold Separate and Maintain Assets contemplated hereby. Proposed Respondents understand that once the Decision and Order has been issued, they will be required to file one or more compliance reports showing that they have fully complied with the orders. Proposed Respondents agree to comply with the proposed Decision and Order from the date they sign this Consent Agreement. Proposed Respondents understand that they may be liable for civil penalties in the amount provided by law for each violation of the Decision and Order and Order to Hold Separate and Maintain Assets after they have become final.

Signed this ____ day of August, 2001.


CHEVRON CORPORATION                               FEDERAL TRADE COMMISSION



By:  ------------------------------           By: -----------------------------
     David J. O'Reilly                            Dennis F. Johnson
     Chairman and Chief Executive Officer         Attorney
                                                  Bureau of Competition


     ------------------------------
     Terry Calvani                            Approved:
     Counsel for Chevron Corporation


                                                  ------------------------------
TEXACO INC.                                       Phillip L. Broyles
                                                  Assistant Director
                                                  Mergers III
                                                  Bureau of Competition
     ------------------------------
     Glenn F. Tilton
     Chairman and Chief Executive Officer
                                                  ------------------------------
                                                  Michael E. Antalics
                                                  Deputy Director
     ------------------------------               Bureau of Competition
     Marc G. Schildkraut
     Counsel for Texaco Inc.

                                                  ------------------------------
                                                  M. Sean Royall
                                                  Deputy Director
                                                  Bureau of Competition

                            UNITED STATES OF AMERICA
                         BEFORE FEDERAL TRADE COMMISSION


                  COMMISSIONERS:    Timothy J. Muris, Chairman
                                    Sheila F. Anthony
                                    Mozelle W. Thompson
                                    Orson Swindle
                                    Thomas B. Leary

------------------------------------
In the Matter of                    )
                                    )
         Chevron Corporation,       )
                  a corporation,    )                 Docket No. C-4023
                                    )
                  and               )
                                    )
         Texaco Inc.,               )
                  a corporation.    )
                                    )
------------------------------------

                               DECISION AND ORDER

         The Federal Trade Commission ("Commission") having initiated an investigation of the proposed merger (the "Merger") of Respondent Chevron Corporation ("Chevron") and Respondent Texaco Inc. ("Texaco"), and Respondents having been furnished thereafter with a copy of a draft of Complaint that the Bureau of Competition proposed to present to the Commission for its consideration and which, if issued by the Commission, would charge Respondents with violations of Section 5 of the Federal Trade Commission Act, as amended, 15 U.S.C. ss. 45, and Section 7 of the Clayton Act, as amended, 15 U.S.C. ss. 18; and

         Respondents, their attorneys, and counsel for the Commission having thereafter executed an Agreement Containing Consent Orders ("Consent Agreement") containing an admission by Respondents of all the jurisdictional facts set forth in the aforesaid draft of Complaint, a statement that the signing of said Consent Agreement is for settlement purposes only and does not constitute an admission by Respondents that the law has been violated as alleged in such Complaint, or that the facts as alleged in such Complaint, other than jurisdictional facts, are true, and waivers and other provisions as required by the Commission's Rules; and

         The Commission having thereafter considered the matter and having determined that it had reason to believe that Respondents have violated said Acts, and that a Complaint should issue stating its charges in that respect, and having thereupon issued its Complaint and its Order to Hold Separate and Maintain Assets, and having accepted the executed Consent Agreement and placed such Consent Agreement on the public record for a period of thirty (30) days for the receipt and consideration of public comments, now in further conformity with the procedure described in Commission Rule 2.34, 16 C.F.R. ss. 2.34, the Commission hereby makes the following jurisdictional findings and issues the following Decision and Order ("Order"):

         1. Respondent Chevron is a corporation organized, existing and doing business under and by virtue of the laws of the state of Delaware, with its office and principal place of business located at 575 Market Street, San Francisco, CA 94105.

         2. Respondent Texaco is a corporation organized, existing and doing business under and by virtue of the laws of the state of Delaware, with its office and principal place of business located at 2000 Westchester Ave., White Plains, NY 10650.

         3. The Commission has jurisdiction of the subject matter of this proceeding and of Respondents, and the proceeding is in the public interest.

                                      ORDER

                                       I.

         IT IS ORDERED that, as used in this Order, the following definitions shall apply:

         A. "Chevron" means Chevron Corporation, its directors, officers, employees, agents, representatives, predecessors, successors, and assigns; its joint ventures, subsidiaries, divisions, groups, and affiliates controlled by Chevron, and the respective directors, officers, employees, agents, representatives, successors, and assigns of each.

         B. "Texaco" means Texaco Inc., its directors, officers, employees, agents, representatives, predecessors, successors, and assigns; its joint ventures, subsidiaries, divisions, groups, and affiliates controlled by Texaco, and the respective directors, officers, employees, agents, representatives, successors, and assigns of each.

         C. "Avfuel" means Avfuel Corporation, a corporation organized, existing and doing business under and by virtue of the laws of the state of Michigan, with its office and principal place of business located at 47 West Ellsworth, Ann Arbor, Michigan 48108.

         D.       "Aviation Fuel" means Aviation Gasoline and Jet Fuel.

         E. "Aviation Fuel Divestiture Agreement" means all agreements entered into between Respondents and AvFuel relating to the sale of Texaco's Overlap General Aviation Business Assets, including but not limited to the Purchase and Sale Agreement, the Trademark License Agreement, all supply agreements, and all other ancillary agreements, dated August 7, 2001, and attached hereto as Confidential Appendix B to this Order.

         F. "Aviation Gasoline" or "AvGas" means gasoline intended for aviation use that meets the specifications set forth by the American Society for Testing and Materials, ASTM specification D910.

         G. "Aviation Marketing Agreements" means all agreements or contracts between Texaco and any Person relating to such Person's right or obligation to sell, resell or distribute Aviation Fuel under the Texaco brand.

         H.       "Aviation Overlap State" means each of the following states:
                  Alabama, Alaska, Arizona, California, Florida, Georgia, Idaho, Louisiana, Mississippi, Nevada, Oregon, Tennessee, Utah, and Washington.

         I. "Aviation Supply Agreements" means all agreements or contracts between Texaco and any Person relating to an obligation to sell or supply Aviation Fuel to Texaco, including but not limited to supply agreements and exchange agreements.

         J. "Aviation Terminal" means a facility that provides temporary storage of Aviation Fuel received from a pipeline, marine vessel, truck or railway and the redelivery of Aviation Fuel from storage tanks into tank trucks, transport trailers or railcars.

         K. "Aviation Terminal Throughput Agreements" means all agreements or contracts between Texaco and any Person relating to Texaco's right to use or have another Person use any tanks, equipment, pipelines, trucks, or other services or facilities at an Aviation Terminal.

         L. "Aviation Transportation Agreements" means all agreements or contracts between Texaco and any Person relating to the transportation of Aviation Fuel.

         M. "Change of Control Provisions" means Section 12.04 of the Equilon LLC Agreement or the Motiva LLC Agreement.

         N. "Concentration Levels" means market concentration, measured in annual volume (gallons) sold (or, if volume in gallons is not available, other standard industry measures), as determined by the Herfindahl Hirschmann Index.

         O. "Disclose" means to convey by any means or otherwise make available information to any person or persons.

         P. "Discovery Producer Services LLC" means the limited liability company established by the Second Amended and Restated Limited Liability Company Agreement dated May 15, 1998, between and among Texaco Discovery Holdings LLC, Mapco Energy L.L.C., and British-Borneo Pipeline LLC.

         Q. "Discovery System" means Discovery Producer Services LLC, and all of its assets, including but not limited to Discovery Gas Transmission LLC and all of its assets, and including all pipelines of the system that transport natural gas offshore of Louisiana and onshore to the processing plant at LaRose, Louisiana; the processing plant at Larose, Louisiana; all pipelines that transport natural gas between the processing plant and natural gas transmission pipelines; all pipelines that transport raw mix between the processing plant and the fractionating plant at Paradis, Louisiana; the fractionating plant at Paradis, Louisiana; and equipment including but not limited to condensate stabilization facilities and pumping stations.

         R. "Divestiture Trustee" means a trustee appointed pursuant to Paragraph III.B. of this Order with the obligation to divest TRMI and/or TRMI East pursuant to this Order.

         S. "Enterprise Fractionating Plant" means the fractionating plant at Mont Belvieu, Texas, operated by Enterprise Products Company and partially owned by Texaco.

         T. "Equilon" means Equilon Enterprises LLC, a joint venture formed pursuant to the Equilon LLC Agreement.

         U. "Equilon Interest" means all of the ownership interests in Equilon owned directly or indirectly by Texaco, including the interests owned by TRMI and its wholly owned subsidiaries, Texaco Convent Refining Inc., and Texaco Anacortes Cogeneration Company.

         V. "Equilon LLC Agreement" means the Limited Liability Company Agreement of Equilon Enterprises LLC dated as of January 15, 1998 among certain subsidiaries of Shell and Texaco, as amended.

         W. "General Aviation Business Agreements" means all Aviation Supply Agreements, Aviation Terminal Throughput Agreements, Aviation Transportation Agreements, Aviation Marketing Agreements, and all other agreements or contracts related to Texaco's Domestic General Aviation Business, including but not limited to aviation retail sales agreements, aviation fuel agreements, aviation dealer support agreements, customer agreements, credit card agreements, distributor agreements, marketer agreements, supply agreements, rail contracts, railcar lease agreements, barge agreements, refueler agreements, loans, grants, or leases.

         X. "Jet Fuel" means fuel intended for use in jet airplanes that meets the specifications set forth by the American Society for Testing and Materials, ASTM specification D1655.

         Y. "JV Agreements" means the Equilon LLC Agreement and the Motiva LLC Agreement.

         Z. "Members Committee" means the "Members Committee" as defined in Section 6.03 of the Equilon LLC Agreement and the Motiva LLC Agreement.

         AA. "Merger" means any merger between Respondents, including the proposed merger contemplated by the Agreement and Plan of Merger dated October 15, 2000, as amended, among Respondents and Keepep Inc.

         BB. "Merger Date" means the date on which the Merger is consummated.

         CC. "Metropolitan Area" means any Metropolitan Area (including Metropolitan Statistical Areas, Consolidated Metropolitan Statistical Areas, or Primary Metropolitan Statistical Areas) as defined by the U.S. Office of Management and Budget.

         DD. "Motiva" means Motiva Enterprises LLC, a joint venture formed pursuant to the Motiva LLC Agreement.

         EE. "Motiva Interest" means all of the ownership interests in Motiva owned directly or indirectly by Texaco, including the interest owned by TRMI East.

         FF. "Motiva LLC Agreement" means the Limited Liability Company Agreement of Motiva Enterprises LLC dated as of July 1, 1998, among Shell, Shell Norco Refining Company, SRI and TRMI East.

         GG. "Non-Public Equilon Or Motiva Information" means any information not in the public domain relating to Equilon or Motiva.

         HH. "Operating Trustee" means each trustee appointed pursuant to Paragraph III.O. of this Order with the obligation to manage TRMI and/or TRMI East pursuant to this Order.

         II. "Person" means any individual, partnership, firm, trust, association, corporation, joint venture, unincorporated organization, or other business or governmental entity.

         JJ. "Relevant OCS Area" means the Grand Isle, Grand Isle South, South Timbalier, and South Timbalier South areas as defined by the Department of Interior Minerals Management Service.

         KK. "Respondents" means Chevron and Texaco, individually and collectively, and any successors.

         LL. "Section of the Country" means a Metropolitan Area in those cases where the retail outlets that Respondents have agreed to supply pursuant to Paragraph IV.F. are located in a Metropolitan Area, or a county in those cases where the retail outlets that

                  Respondents have agreed to supply are located outside of a Metropolitan Area.

         MM. "Shell" means Shell Oil Company, a Delaware corporation, with its principal place of business located at One Shell Plaza, Houston, Texas 77002, its parents, and its subsidiaries controlled by Shell.

         NN. "SRI" means Saudi Refining, Inc., a Delaware corporation, with its principal place of business located at 9009 West Loop South, Houston, TX 77210, its parents, and its subsidiaries controlled by SRI.

         OO. "Substitute Aviation Fuel Divestiture Agreement" means an agreement, other than the Aviation Fuel Divestiture Agreement, approved by the Commission, for the divestiture of Texaco's Domestic General Aviation Business Assets to an acquirer approved by the Commission.

         PP. "Texaco-Williams Contract" means the Product Sale, Purchase and Exchange Agreement dated February 1, 1997, between Mapco Energy L.L.C. and Bridgeline Gas Distribution LLC.

         QQ. "Texaco's Domestic General Aviation Business" means the supply, distribution, marketing, transportation, and sale of Aviation Fuel by Texaco on a direct or distributor basis to customers (other than commercial airlines and military) in the United States (including the Aviation Overlap States), including but not limited to fixed base operators, airport dealers, distributors, jobbers, resellers, brokers, corporate accounts, or consumers.

         RR. "Texaco's Domestic General Aviation Business Assets" means all assets, tangible or intangible, relating to Texaco's Domestic General Aviation Business in the United States, including but not limited to all General Aviation Business Agreements used in or relating to Texaco's Domestic General Aviation Business.

         SS. "Texaco's Overlap General Aviation Business" means the supply, distribution, marketing, transportation, and sale of Aviation Fuel by Texaco on a direct or distributor basis to customers (other than commercial airlines and military) in the Aviation Overlap States, including but not limited to fixed base operators, airport dealers, distributors, jobbers, resellers, brokers, corporate accounts, or consumers, but excluding the assets and agreements set forth on Schedule 2.3(c) of the Aviation Fuel Divestiture Agreement.

         TT. "Texaco's Overlap General Aviation Business Assets" means all assets, tangible or intangible, relating to Texaco's Overlap General Aviation Business, including but not limited to all General Aviation Business Agreements used in or relating to Texaco's Overlap General Aviation Business, but excluding the assets and agreements set forth on Schedule 2.3(c) of the Aviation Fuel Divestiture Agreement.

         UU. "TRMI" means Texaco Refining and Marketing Inc., a Delaware corporation and an indirect wholly owned subsidiary of Texaco, and its subsidiary, Texaco Convent Refining Inc., and Texaco's interest in all other subsidiaries, divisions, groups, joint ventures, or affiliates of Texaco that own or control any ownership interest in Equilon.

         VV. "TRMI East" means Texaco Refining and Marketing (East) Inc., a Delaware corporation and an indirect wholly owned subsidiary of Texaco, and Texaco's interest in all other subsidiaries, divisions, groups, joint ventures, or affiliates of Texaco that own or control any ownership interest in Motiva.

         WW.      "Trust" means the trust established by the Trust Agreement.

         XX. "Trust Agreement" means the Agreement and Declaration of Trust approved by the Commission and attached hereto and made part hereof as Appendix B to this Order.

         YY. "Venice System" means Venice Energy Services Company, L.L.C., and all of its assets, including but not limited to (i) natural gas processing, fractionation and natural gas liquids storage and terminaling facilities at the Venice Complex (as that term is defined in the Second Amended and Restated Limited Liability Company Agreement of Venice Energy Services Company, L.L.C.), (ii) onshore and offshore natural gas pipelines upstream from the Venice Complex, known as the Venice Gathering System, (iii) compression, separation, dehydration, and residue gas and liquid gas handling facilities at or associated with the Venice Complex (excluding any residue gas pipelines and metering facilities owned by the downstream pipelines), and (iv) natural gas liquids facilities (excluding natural gas liquids pipelines downstream from the Venice Complex) related to such processing, fractionation, storage and termination facilities.

                                       II.

         IT IS FURTHER ORDERED that:

         A.       Respondents shall divest:

                  1. either (a) the Equilon Interest to Shell no later than the Merger Date, in a manner that receives the prior approval of the Commission, or (b) no later than eight (8) months after the Merger Date, in a manner that receives the prior approval of the Commission, either (i) the Equilon Interest to Shell or (ii) TRMI, absolutely and in good faith, at no minimum price, to an acquirer or acquirers that receive the prior approval of the Commission;

                                            and

                  2. either (a) the Motiva Interest to Shell and/or SRI no later than the Merger Date, in a manner that receives the prior approval of the Commission, or (b) no later than eight (8) months after the Merger Date, in a manner that receives the prior approval of the Commission, either (i) the Motiva Interest to Shell and/or SRI or (ii) TRMI East, absolutely and in good faith, at no minimum price, to an acquirer or acquirers that receive the prior approval of the Commission.

         Such divestitures shall be accomplished by Respondents prior to or on the Merger Date or, after the Merger Date, by the Divestiture Trustee pursuant to the provisions of Paragraph III. of this Order or as otherwise approved by the Commission.

         B.       Respondents shall not consummate the Merger unless and until
                  Texaco:

                  1. has either (a) divested the Equilon Interest pursuant to Paragraph II.A.1.(a) of this Order or (b) transferred TRMI to the Trust pursuant to Paragraph
                           III. of this Order;

                                            and


                  2. has either (a) divested the Motiva Interest pursuant to Paragraph II.A.2.(a) of this Order or (b) transferred TRMI East to the Trust pursuant to Paragraph III. of this Order.

         Provided, however, if Texaco has triggered the Change of Control Provisions pursuant to either or both of the JV Agreements, then the transfer by Respondents to the Trust of TRMI and/or TRMI East shall not prevent Shell and/or SRI from exercising any rights they may have under the applicable JV Agreement to acquire the Equilon Interest and/or the Motiva Interest pursuant to the valuation process described in Sections
         12.04 and 12.05 of the JV Agreement; further, should Shell and/or SRI decline to exercise their rights to acquire the Equilon Interest and/or the Motiva Interest pursuant to Section 12.04 of the applicable JV Agreement, then Shell and/or SRI shall not be precluded, as a result of the transfer to the Trust or as a result of Shell and/or SRI declining to exercise their rights, from offering to acquire either the Equilon Interest or TRMI and/or the Motiva Interest or TRMI East pursuant to Paragraph III. of this Order.

         C. If the Trust is rescinded, unwound, dissolved, or otherwise terminated at any time after the Merger but before Respondents have complied with Paragraph II.A. of this Order, then Respondents shall immediately upon such rescission, unwinding, dissolution, or termination, hold TRMI and TRMI East separate and apart from Respondents pursuant to the Order to Hold Separate and Maintain Assets issued in this matter.

         D. The purpose of these divestitures is to ensure the continuation of Equilon and Motiva as ongoing, viable businesses engaged in the same businesses as Equilon and Motiva are presently engaged, to ensure the ownership of the Equilon Interest (or TRMI) and the Motiva Interest (or TRMI
                  East) by a person other than Respondents that has been approved by the Commission, and to remedy the lessening of competition resulting from the Merger as alleged in the Commission's Complaint.

                                      III.

         IT IS FURTHER ORDERED that, if Respondents have not divested the Equilon Interest to Shell and/or the Motiva Interest to Shell and/or SRI pursuant to the requirements of Paragraph II. of this Order on or before the Merger Date:

         A. Texaco shall, on or before the Merger Date: (1) enter into the Trust Agreement, and (2) transfer or cause to be transferred
                  (a) TRMI to the Trust if the Equilon Interest has not been divested to Shell, and/or (b) TRMI East to the Trust if the Motiva Interest has not been divested to Shell and/or SRI. Simultaneously with the Merger, Texaco shall cause its representatives to resign from the Members Committee of Equilon and Motiva.

         B. Respondents shall agree to the appointment of Robert A. Falise as Divestiture Trustee and enter into the Trust Agreement no later than the Merger Date.

         C. No later than the Merger Date, Respondents shall transfer to the Divestiture Trustee the sole and exclusive power and authority to divest TRMI and/or TRMI East or to divest the Equilon Interest to Shell and/or the Motiva Interest to Shell and/or SRI, consistent with the terms of Paragraph II. of this Order and subject to the prior approval of the Commission. After such transfer, the Divestiture Trustee shall have the sole and exclusive power and authority to divest such assets or interests, subject to the prior approval of the Commission, and the Divestiture Trustee shall exercise such power and authority and carry out the duties and responsibilities of the Divestiture Trustee in a manner consistent with the purposes of this Order in consultation with the Commission's staff.

         D. The Divestiture Trustee shall have eight (8) months from the Merger Date to accomplish the divestitures required by Paragraph II. of this Order, which shall be subject to the prior approval of the Commission. If, however, at the end of the eight-month period, the Divestiture Trustee has submitted a plan of divestiture or believes that divestiture can be achieved within a reasonable time, the Divestiture Trustee's divestiture period may be extended by the Commission. An extension of time by the Commission under this subparagraph shall not preclude the Commission from seeking any relief available to it for any failure by Respondents to divest the Equilon Interest or TRMI and/or the Motiva Interest or TRMI East consistent with the requirements of Paragraph II. of this Order.

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

         E. If, on or prior to the Merger Date, Texaco has executed but has not consummated an agreement or agreements to divest the Equilon Interest to Shell and/or the Motiva Interest to Shell and/or SRI, and the Commission has approved such agreement or agreements, then Texaco shall, no later than the Merger Date, assign such agreement or agreements to the Trust and grant sole and exclusive authority to the Divestiture Trustee to consummate any divestiture contemplated thereby.

         F. The Divestiture Trustee shall divest the Equilon Interest to Shell and/or the Motiva Interest to Shell and/or SRI, in a manner that receives the prior approval of the Commission, pursuant to the terms of the applicable agreement or agreements approved by the Commission, if either (1) Texaco has executed an agreement or agreements with Shell and/or SRI with respect to such divestiture or divestitures prior to the Merger Date, and such agreement or agreements have been approved by the Commission and have not been breached by Shell and/or SRI; or (2) Shell has exercised its right to acquire the Equilon Interest pursuant to the Equilon LLC Agreement and/or Shell and/or SRI have exercised their rights to acquire the Motiva Interest pursuant to the Motiva LLC Agreement.

         G. Subject to Respondents' absolute and unconditional obligation to divest expeditiously at no minimum price, the Divestiture Trustee shall use his or her best efforts to negotiate the most favorable price and terms available for the divestiture of (1) TRMI if the Divestiture Trustee has not divested the Equilon Interest pursuant to subparagraph F. of this Paragraph and/or (2) TRMI East if the Divestiture Trustee has not divested all or part of the Motiva Interest pursuant to subparagraph F. of this Paragraph. Each divestiture shall be made only in a manner that receives the prior approval of the Commission, and, unless the acquirers are Shell and/or SRI, the divestiture shall be made only to an acquirer or acquirers that receive the prior approval of the Commission; provided, however, if the Divestiture Trustee receives bona fide offers from more than one acquiring entity, and if the Commission determines to approve more than one such acquiring entity, the Divestiture Trustee shall divest to the acquiring entity or entities selected by Respondents from among those approved by the Commission; provided further, however, that Respondents shall select such entity within five (5) days of receiving notification of the Commission's approval.

         H. The Divestiture Trustee shall have full and complete access to all personnel, books, records, documents, and facilities of Respondents, TRMI and TRMI East, as needed to fulfill the Divestiture Trustee's obligations, or to any other relevant information, as the Divestiture Trustee may reasonably request, including but not limited to all documents and records kept in the normal course of business that relate to Respondents' obligations under this Order. Respondents or the Operating Trustees, as appropriate, shall develop such financial or other information as the Divestiture Trustee may reasonably request and shall cooperate with the Divestiture Trustee.

                  Respondents shall take no action to interfere with or impede the Divestiture Trustee's ability to perform his or her responsibilities.

         I. The Divestiture Trustee shall serve, without bond or other security, at the cost and expense of Respondents, on such reasonable and customary terms and conditions as the Commission may set. The Divestiture Trustee shall have the authority to employ, at the cost and expense of Respondents, such financial advisors, consultants, accountants, attorneys, and other representatives and assistants as are reasonably necessary to carry out the Divestiture Trustee's duties and responsibilities.

         J. Respondents shall indemnify the Divestiture Trustee and hold the Divestiture Trustee harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of the Divestiture Trustee's duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for, or defense of any claim, whether or not resulting in any liability, except to the extent that such liabilities, losses, damages, claims, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the Divestiture Trustee.

         K. The Divestiture Trustee shall account for all monies derived from the sale and all expenses incurred, subject to the approval of the Commission. After approval by the Commission of the account of the Divestiture Trustee, all remaining monies shall be paid as directed in the Trust Agreement, and the Divestiture Trustee's powers shall be terminated.

         L. The Divestiture Trustee shall report in writing to the Commission thirty (30) days after the Merger Date and every thirty (30) days thereafter concerning the Divestiture Trustee's efforts to accomplish the requirements of this Order until such time as the divestitures required by Paragraph II. of this Order have been accomplished and Respondents have notified the Commission that the divestitures have been accomplished.

         M. If, for any reason, Robert A. Falise cannot serve or cannot continue to serve as Divestiture Trustee, or fails to act diligently, the Commission shall select a replacement Divestiture Trustee, subject to the consent of Respondents, which consent shall not be unreasonably withheld. If Respondents have not opposed, in writing, including the reasons for opposing, the selection of any replacement Divestiture Trustee within ten (10) days after notice by the staff of the Commission to Respondents of the identity of any proposed replacement Divestiture Trustee, Respondents shall be deemed to have consented to the selection of the proposed replacement Divestiture Trustee. The replacement Divestiture Trustee shall be a person with experience and expertise in acquisitions and divestitures.

         N. The Commission may on its own initiative or at the request of the Divestiture Trustee issue such additional orders or directions as may be necessary or appropriate to assure compliance with the requirements of this Order.

         O. Respondents shall agree to the appointment of Joe B. Foster as Operating Trustee of TRMI (with respect to the Equilon Interest) and John Linehan as Operating Trustee of TRMI East (with respect to the Motiva Interest) and enter into the Trust Agreement no later than the Merger Date.

         P. The Operating Trustees shall have sole and exclusive power and authority to manage TRMI and/or TRMI East (as the case may be), as set forth in the Trust Agreement and specifically to cause TRMI and TRMI East respectively to exercise the rights of TRMI and TRMI East under the Equilon and Motiva LLC Agreements. Each Operating Trustee may engage in any other activity such Operating Trustee may deem reasonably necessary, advisable, convenient or incidental in connection therewith and shall exercise such power and authority and carry out the duties and responsibilities of the Operating Trustee in a manner consistent with the purposes of this Order in consultation with the Commission's staff.

         Q. Each Operating Trustee shall have full and complete access to all personnel, books, records, documents, and facilities of TRMI and/or TRMI East as needed to fulfill such Operating Trustee's obligations, or to any other relevant information, as such Operating Trustees may reasonably request, including but not limited to all documents and records kept in the normal course of business that relate to Respondents' obligations under this Order. Respondents shall develop such financial or other information as such Operating Trustees may reasonably request and shall cooperate with the Operating Trustees. Respondents shall take no action to interfere with or impede the Operating Trustees' ability to perform his or her responsibilities.

         R. The Operating Trustees shall serve, without bond or other security, at the cost and expense of Respondents, on such reasonable and customary terms and conditions as the Commission may set. Each Operating Trustee shall have the authority to employ, at the cost and expense of Respondents, such consultants, accountants, attorneys, and other representatives and assistants as are reasonably necessary to carry out such Operating Trustee's duties and responsibilities.

         S. Respondents shall indemnify each Operating Trustee and hold each Operating Trustee harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of such Operating Trustee's duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for, or defense of any claim, whether or not resulting in any liability, except to the extent that such liabilities, losses, damages, claims, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by such Operating Trustee.

         T. The Operating Trustees shall account for all expenses incurred, including fees for his or her services, subject to the approval of the Commission.

         U. Each Operating Trustee shall report in writing to the Commission thirty (30) days after the Merger Date and every thirty (30) days thereafter concerning the Operating Trustee's performance of his or her duties under this Order and the Trust Agreement. The Operating Trustees shall serve until such time as Respondents have complied with their obligation to divest TRMI and/or TRMI East as required by this Order and Respondents have notified the Commission that the divestitures have been accomplished.

         V. If for any reason Joe B. Foster cannot serve or cannot continue to serve as Operating Trustee of TRMI or John Linehan cannot serve or cannot continue to serve as Operating Trustee of TRMI East, or fails to act diligently, the Commission shall select a replacement Operating Trustee, subject to the consent of Respondents, which consent shall not be unreasonably withheld. If Respondents have not opposed, in writing, including the reasons for opposing, the selection of any replacement Operating Trustee within ten (10) days after notice by the staff of the Commission to Respondents of the identity of any proposed replacement Operating Trustee, Respondents shall be deemed to have consented to the selection of the proposed replacement Operating Trustee. The replacement Operating Trustee shall be a person with experience and expertise in the management of businesses of the type engaged in by Equilon and Motiva.

         W. The Commission may on its own initiative or at the request of either Operating Trustee issue such additional orders or directions as may be necessary or appropriate to assure compliance with the requirements of this Order.

         X. Except as provided herein or in the Trust Agreement, neither the Divestiture Trustee nor the Operating Trustees shall disclose any Non-Public Equilon Or Motiva Information to an employee of Respondents.

         Y. Respondents may require the Divestiture Trustee or Operating Trustees to sign a confidentiality agreement prohibiting the disclosure of any information gained as a result of his or her role as Divestiture Trustee or Operating Trustee to anyone other than the Commission.

         Z. The purpose of this Paragraph III. is to effectuate the divestitures required by Paragraph II. of this Order and to maintain operation of TRMI, TRMI East, Equilon and Motiva separate and apart from Respondents' operations pending the required divestitures.

                                       IV.

         IT IS FURTHER ORDERED that:

A. Respondents shall offer to extend the license provided to Equilon and Motiva, on terms and conditions comparable to those in existence as of the date the Consent Agreement is executed by Respondents, for the use of the Texaco brand for the marketing of motor fuels until June 30, 2002 for Equilon and until June 30, 2003, for Motiva (the "Brand License Date"). Provided however, the license for the marketing of motor fuels shall be provided on an exclusive basis in those areas of the United States where Equilon and Motiva respectively are currently licensed to market motor fuels.

B. For the purposes of this Paragraph IV., "Waives and Releases" shall mean to waive and release: (1) all amounts any Texaco branded dealer or wholesale marketer may be required to pay under any Facility Development Incentive Program Agreement (or any other agreement requiring that such dealer or marketer reimburse Equilon or Motiva) in existence as of the date the Commission accepts this Order for public comment, which amounts become due (or which Equilon or Motiva contends become due) as a result of the loss of the Texaco brand at any retail outlet; and (2) all deed restrictions prohibiting or restricting the sale of motor fuel not sold by Equilon or Motiva at any Texaco retail outlet for which Equilon or Motiva has not executed an agreement for the sale of Shell branded gasoline on or before the Brand License Date.

C. If Equilon Waives and Releases the amounts and deed restrictions set forth in Paragraph IV.B., Texaco shall further offer (1) to extend the license set forth in Paragraph IV.A. to Equilon on an exclusive basis until June 30, 2003 (which shall then become the new "Brand License Date" for Equilon), and (2) to extend the license on a nonexclusive basis for up to an additional three (3) years, until June 30, 2006, on terms and conditions comparable to those in existence as of the date the Consent Agreement is executed by Respondents, for all retail outlets for which Equilon has executed agreements with such retail outlets on or before the Brand License Date for the conversion of such retail outlets to the Shell brand.

D. If Motiva Waives and Releases the amounts and deed restrictions set forth in Paragraph IV.B., Texaco shall further offer to extend the license set forth in Paragraph IV.A. to Motiva on a nonexclusive basis for up to an additional three (3) years, until June 30, 2006, on terms and conditions comparable to those in existence as of the date the Consent Agreement is executed by Respondents, for all retail outlets for which Motiva has executed agreements with such retail outlets on or before the Brand License Date for the conversion of such retail outlets to the Shell brand.

E. If either Equilon or Motiva does not Waive and Release the amounts set forth in Paragraph IV.B., Respondents shall indemnify each Texaco dealer and wholesale marketer for all amounts such dealer or marketer may be required to pay under any Facility Development Incentive Program Agreement (or any other agreement requiring that such dealers or marketers reimburse Equilon or Motiva) in existence as of the date the Commission accepts this Order for public comment, which amounts become due (or which Equilon or Motiva contends become due) as a result of the loss of the Texaco brand at any retail outlet, together with any reasonable litigation or arbitration expenses incurred by such dealer or marketer in contesting or defending against such payment, provided that (1) the dealer or marketer has declined a request for payment from Equilon or Motiva, (2) Equilon or Motiva has commenced litigation or arbitration to compel payment, and (3) the dealer or marketer has, at the Respondents' option, either (a) vigorously defended the litigation or arbitration or (b) afforded Respondents the right to defend the litigation or arbitration on the dealer's or marketer's behalf. Provided further, however, that no such indemnification need be provided for any retail outlet (a) as to which the dealer or marketer terminates its brand relationship prior to the Brand License Date, (b) which becomes a Shell branded outlet, or (c) which received or will receive compensation, directly or indirectly, for the amounts such dealer or marketer may be required to pay, but only to the extent of such compensation.

F. For a period of one (1) year following the date on which Equilon or Motiva stops supplying gasoline under the Texaco brand to any retail outlet branded Texaco as of the date this Consent Agreement is executed by Respondents, Respondents shall not enter into any agreement for the sale of branded gasoline to such retail outlet, sell branded gasoline to such retail outlet, or approve the branding of such retail outlet, under the Texaco brand or under any brand that contains the Texaco brand, unless either (1) such agreement, sale, or approval would not result in an increase in Concentration Levels in the sale of gasoline in any Section of the Country, based on market share data supplied to the Commission by Respondents that is verifiable by the Commission, or
         (2) there are no sales of Chevron branded gasoline in that Section of the Country. Respondents shall notify the Commission of each such agreement no later than sixty (60) days after the execution of the agreement, including in the notification: (1) a copy of the agreement,
         (2) the address (street, city, county, state) of each retail outlet covered by the agreement, and the most recent annual sales volume (in gallons) at each such retail outlet, (3) the identity of the branded dealer or wholesale marketer that owns or supplies the retail outlets covered by the agreement, (4) the identity of each Section of the Country in which each such retail outlet is located, (5) the changes in Concentration Levels that Respondents believe will result from such agreement in each Section of the Country, together with the basis for such belief, (6) to the extent known or reasonably available, the annual sales volume and market shares of each of Shell, Texaco and Chevron branded gasoline, and the retail outlets subject to the agreement, in each Section of the Country affected by the agreement, both prior to and after execution of the agreement, measured by volume in gallons sold (or, if volume in gallons is not available, by other standard industry measures), and (7) all market survey data for such Section of the Country obtained from New Image, NPD, Lundberg, or any other independent third-party market surveyor, or conducted by Respondents, together with all other data relied upon by Respondents as the basis for their assessment of Concentration Levels or changes in Concentration Levels. This Paragraph IV.F. shall expire on June 30, 2007.

         (1) It shall not be a violation of this Order if Respondents rescind any agreement for the sale of Texaco branded gasoline to a retail outlet that results in an increase in Concentration Levels under the standards set forth in this Paragraph IV.F., if Respondents rescind such agreement within thirty (30) days of being informed by the Commission that the Commission believes such agreement would result in such an increase.

         (2) In any enforcement proceeding brought by or on behalf of the Commission, pursuant to Section 5(l) of the Federal Trade Commission Act, 15 U.S.C. Sec. 45(l), or any other statute enforced by the Commission, Respondents shall have the burden of proving that the agreement does not result in an increase in Concentration Levels in the sale of gasoline in any Section of the Country.

                                       V.

         IT IS FURTHER ORDERED that:

         A. Respondents shall, within six (6) months of the Merger Date, divest absolutely and in good faith, at no minimum price, all of Texaco's interest in the Discovery System.

         B. Respondents shall divest all of Texaco's interest in the Discovery System only to an acquirer or acquirers that receives the prior approval of the Commission and only in a manner that receives the prior approval of the Commission.

         C. Respondents shall, prior to divestiture of Texaco's interest in the Discovery System and subject to the prior approval of the Commission, enter into an agreement with the acquirer of Texaco's interest in the Discovery System for the purchase, sale or exchange of natural gas liquids that is no less favorable for the acquirer than the terms of the Texaco-Williams Contract; provided, however, that the volumes of natural gas liquids to be transported or exchanged under such agreement may be limited to volumes attributable to natural gas production transported by the Discovery System from natural gas producing wells originating from the Relevant OCS Area. The purpose of this agreement is to prevent Respondents from imposing rates or terms for pipeline transportation to markets from the Discovery System's fractionating plant that would impede the ability of the Discovery System to compete for natural gas transportation from the Relevant OCS Area, and to fully preserve the viability of the Discovery System.

         D. Respondents shall waive and not enforce Texaco's right to terminate the Texaco-Williams Contract pursuant to Section 1.1 of the Texaco-Williams Contract if Texaco owns less than a twenty percent (20%) interest in the Discovery System.

         E. No later than five (5) business days following the Merger Date, Respondents shall, pursuant to the Agreement for the Operation and Management of the Larose Gas Processing Plant & Paradis Fractionation Facility dated February 1, 1997, and any other applicable agreements, give notice to the other owners of the Discovery System of Texaco's resignation as operator of the Discovery System. Texaco shall resign as operator of the Discovery System immediately after it obtains the approvals required by the Agreement for the Operation and Management of the Larose Gas Processing Plant & Paradis Fractionation Facility dated February 1, 1997, and any other applicable agreements, but in no event later than one (1) year from the date Respondents give notice of Texaco's resignation as operator of the Discovery System. Respondents shall use best efforts to obtain those approvals as early as possible.

         F. The purpose of the divestiture of Texaco's interest in the Discovery System is to eliminate the overlap of ownership between the Discovery System and the Venice System and to remedy the lessening of competition resulting from the proposed Merger as alleged in the Commission's Complaint.

                                       VI.

         IT IS FURTHER ORDERED that:

         A. Respondents shall divest, absolutely and in good faith and at no minimum price, within six (6) months from the Merger Date, all of Texaco's interest in the Enterprise Fractionating Plant.

         B. Respondents shall divest all of Texaco's interest in the Enterprise Fractionating Plant only to an acquirer that receives the prior approval of the Commission and only in a manner that receives the prior approval of the Commission.

         C. The purpose of the divestiture of Texaco's interest in the Enterprise Fractionating Plant is to eliminate an overlap of ownership between the Enterprise Fractionating Plant and other fractionating plants at Mont Belvieu, Texas, in which Respondents or their affiliates own interests, and to remedy the lessening of competition resulting from the proposed Merger as alleged in the Commission's Complaint.

                                      VII.

         IT IS FURTHER ORDERED that:

         A. No later than ten (10) days after the Merger Date, Respondents shall divest, absolutely and in good faith, Texaco's Overlap General Aviation Business Assets to Avfuel, pursuant to and in accordance with the Aviation Fuel Divestiture Agreement. Any failure by Respondents to comply with any provision of the Aviation Fuel Divestiture Agreement shall constitute a failure to comply with this Order; provided, however, that if Respondents fail to divest Texaco's Overlap General Aviation Business Assets to Avfuel pursuant to and in accordance with the Aviation Fuel Divestiture Agreement within ten (10) days after the Merger Date, Respondents shall divest Texaco's Domestic General Aviation Business Assets, at no minimum price, to an acquirer or acquirers that receive the prior approval of the Commission in a manner that receives the prior approval of the Commission pursuant to a Substitute Aviation Fuel Divestiture Agreement. Divestiture of Texaco's Domestic General Aviation Business Assets to an acquirer or acquirers that receive the prior approval of the Commission in a manner that receives the prior approval of the Commission pursuant to a Substitute Aviation Fuel Divestiture Agreement shall not preclude the Commission or the Attorney General from seeking civil penalties or any other relief available pursuant toss.5(l) of the Federal Trade Commission Act, or any other statute enforced by the Commission, for any failure by the Respondents to comply with their obligation to divest Texaco's Overlap General Aviation Business Assets to Avfuel pursuant to the Aviation Fuel Divestiture Agreement.

         B. If Respondents have divested Texaco's Overlap General Aviation Business Assets to Avfuel pursuant to the Aviation Fuel Divestiture Agreement, and at the time the Commission makes this Order final, it determines that Avfuel is not acceptable as the acquirer of Texaco's Overlap General Aviation Business Assets or that the Aviation Fuel Divestiture Agreement is not an acceptable manner of divestiture, and the Commission so notifies Respondents, Respondents shall within ten (10) days of such notification rescind the Aviation Fuel Divestiture Agreement with Avfuel.

         C. If the Aviation Fuel Divestiture Agreement with Avfuel is rescinded pursuant to Paragraph VII.B. of this Order, then Respondents shall, within four (4) months of the Merger Date, divest Texaco's Domestic General Aviation Business Assets, at no minimum price, to an acquirer or acquirers that receive the prior approval of the Commission and in a manner that receives the prior approval of the Commission, pursuant to a Substitute Aviation Fuel Divestiture Agreement.

         D. On or before the date of consummation of the Substitute Aviation Fuel Divestiture Agreement, Respondents shall assign to the acquirer all General Aviation Business Agreements used in or relating to Texaco's Domestic General Aviation Business; provided, however, should Respondents fail to obtain any such assignments, Respondents shall, subject to the prior approval of the Commission, substitute alternative agreements or arrangements sufficient to enable the acquirer approved by the Commission to operate Texaco's Domestic General Aviation Business in the same manner and at the same level and quality as Texaco operated it at the time of the announcement of the Merger.

         E. Respondents shall include in the Substitute Aviation Fuel Divestiture Agreement, at the option of the acquirer, a license for a period of up to ten (10) years from the date of such Agreement to use the Texaco brand in connection with the acquirer's operation of Texaco's Domestic General Aviation Business Assets. The license shall be royalty free for five
                  (5) years from the date of consummation of such Substitute Aviation Fuel Divestiture Agreement, but subject to Commission approval may provide for payments beginning five (5) years after the date of the Agreement and escalating each year until the end of the ten-year term.

         F. For a period of six (6) months after the date of consummation of any Substitute Aviation Fuel Divestiture Agreement, Respondents shall not solicit, engage in discussions concerning, participate in, offer to enter into, or enter into, any contract or agreement for the direct supply of branded Aviation Fuel to any fixed base operator or distributor that had a Marketing Agreement for the sale of Texaco-branded Aviation Fuel in the United States.

         G. For a period of twelve (12) months after the acquirer pursuant to any Substitute Aviation Fuel Divestiture Agreement stops supplying Texaco-branded Aviation Fuel to a fixed base operator or distributor, Respondents shall not (1) enter into any contract or agreement for the direct or indirect supply of Texaco-branded Aviation Fuel to such fixed base operator or distributor, or (2) approve the branding of such fixed base operator or distributor with the Texaco brand.

         H. The purpose of the divestiture of Texaco's Overlap General Aviation Business Assets, or of Texaco's Domestic General Aviation Business Assets, is to ensure the continuation of such assets in the same business in which the assets were engaged at the time of the announcement of the Merger by a Person other than Respondents, and to remedy the lessening of competition alleged in the Commission's Complaint.

                                      VIII.

IT IS FURTHER ORDERED that:

         A. If Respondents have divested neither: (1) Texaco's Overlap General Aviation Business Assets as required by Paragraph VII. of this Order, nor (2) Texaco's Domestic General Aviation Business Assets as required by Paragraph VII. of this Order within four (4) months of the Merger Date, the Commission may appoint a trustee to divest Texaco's Domestic General Aviation Business Assets. In the event that the Commission or the Attorney General brings an action pursuant toss.5(l) of the Federal Trade Commission Act, 15 U.S.C.ss.45(l), or any other statute enforced by the Commission, Respondents shall consent to the appointment of a trustee in such action. Neither the appointment of a trustee nor a decision not to appoint a trustee under this Paragraph shall preclude the Commission or the Attorney General from seeking civil penalties or any other relief available to it, including a court-appointed trustee, pursuant toss.5(l) of the Federal Trade Commission Act, or any other statute enforced by the Commission, for any failure by the Respondents to comply with this Order.

         B. If a trustee is appointed by the Commission or a court pursuant to Paragraph VIII.A. of this Order, Respondents shall consent to the following terms and conditions regarding the trustee's powers, duties, authority, and responsibilities:

                  1. The Commission shall select a trustee, subject to the consent of Respondents, which consent shall not be unreasonably withheld. The trustee shall be a Person with experience and expertise in acquisitions and divestitures. If Respondents have not opposed, in writing, including the reasons for opposing, the selection of the proposed trustee within ten (10) days after notice by the staff of the Commission to Respondents of the identity of any proposed trustee, Respondents shall be deemed to have consented to the selection of the proposed trustee.

                  2. Subject to the prior approval of the Commission, the trustee shall have the exclusive power and authority to divest the Texaco Domestic General Aviation Business Assets.

                  3. Within ten (10) days after appointment of the trustee, Respondents shall execute a trust agreement that, subject to the prior approval of the Commission and, in the case of a court-appointed trustee, of the court, transfers to the trustee all rights and powers necessary to permit the trustee to effect the divestitures required by this Order.

                  4. The trustee shall have four (4) months from the date of appointment to accomplish the divestiture, which shall be subject to the prior approval of the Commission. If, however, at the end of the four-month period, the trustee has submitted a plan of divestiture or believes that divestiture can be achieved within a reasonable time, the divestiture period may be extended by the Commission, or, in the case of a court-appointed trustee, by the court; provided, however, the Commission may extend this period only two (2) times. The decision by the Commission to extend the time during which the trustee may accomplish the divestiture shall not preclude the Commission or the Attorney General from seeking civil penalties or any other relief available to it, including a court-appointed trustee, pursuant toss.5(l) of the Federal Trade Commission Act, or any other statute enforced by the Commission, for any failure by the Respondents to comply with this Order.

                  5. The trustee shall have full and complete access to the personnel, books, records and facilities related to the assets to be divested or to any other relevant information, as the trustee may request. Respondents shall develop such financial or other information as such trustee may request and shall cooperate with the trustee. Respondents shall take no action to interfere with or impede the trustee's accomplishment of the divestiture. Any delays in divestiture caused by Respondents shall extend the time for divestiture under this Paragraph in an amount equal to the delay, as determined by the Commission or, for a court-appointed trustee, by the court.

                  6.       The trustee shall use his or her best efforts to
                          negotiate the most favorable
                           price and terms available in each contract that is submitted to the Commission, subject to Respondents' absolute and unconditional obligation to divest expeditiously at no minimum price. The divestiture shall be made in the manner and to the acquirer or acquirers as set out in Paragraph VII. of this Order, as applicable; provided, however, if the trustee receives bona fide offers from more than one acquiring entity, and if the Commission determines to approve more than one such acquiring entity, the trustee shall divest to the acquiring entity or entities selected by Respondents from among those approved by the Commission.

                  7. The trustee shall serve, without bond or other security, at the cost and expense of Respondents, on such reasonable and customary terms and conditions as the Commission or a court may set. The trustee shall have the authority to employ, at the cost and expense of Respondents, such consultants, accountants, attorneys, investment bankers, business brokers, appraisers, and other representatives and assistants as are necessary to carry out the trustee's duties and responsibilities. The trustee shall account for all monies derived from the divestiture and all expenses incurred. After approval by the Commission and, in the case of a court-appointed trustee, by the court, of the account of the trustee, including fees for his or her services, all remaining monies shall be paid at the direction of the Respondents, and the trustee's power shall be terminated. The trustee's compensation shall be based at least in significant part on a commission arrangement contingent on the trustee's divesting the assets to be divested.

                  8. Respondents shall indemnify the trustee and hold the trustee harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of the trustee's duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for, or defense of any claim, whether or not resulting in any liability, except to the extent that such liabilities, losses, damages, claims, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the trustee.

                  9. If the trustee ceases to act or fails to act diligently, a substitute trustee shall be appointed in the same manner as provided in Paragraph VIII.B.1. of this Order.

                  10. The Commission or, in the case of a court-appointed trustee, the court, may on its own initiative or at the request of the trustee issue such additional orders or directions as may be necessary or appropriate to accomplish the divestitures required by this Order.

                  11.      The trustee shall have no obligation or authority to
                             operate or maintain the
                           assets to be divested.

                  12. The trustee shall report in writing to Respondents and the Commission every sixty (60) days concerning the trustee's efforts to accomplish the divestitures.

                                       IX.

         IT IS FURTHER ORDERED that, within sixty (60) days after the date this Order becomes final and every sixty (60) days thereafter until Respondents have fully complied with the provisions of Paragraphs II., III., IV., V., VI., VII., VIII., and XI. of this Order, Respondents shall submit to the Commission a verified written report setting forth in detail the manner and form in which they intend to comply, are complying, and have complied with those provisions. Respondents shall include in their compliance reports, among other things that are required from time to time, a full description of all contacts or negotiations with prospective acquirers for the divestitures of assets or businesses specified in this Order, including the identity of all parties contacted. Respondents also shall include in their compliance reports copies of all written communications to and from such parties, and all internal memoranda, reports and recommendations concerning divestiture.

                                       X.

         IT IS FURTHER ORDERED that, for the purposes of determining or securing compliance with this Order, and subject to any legally recognized privilege, upon written request and on reasonable notice to Respondents made to its principal office, Respondents shall permit any duly authorized representatives of the Commission:

         A. During office hours and in the presence of counsel, access to all facilities and access to inspect and copy all books, ledgers, accounts, correspondence, memoranda and other records and documents in the possession or under the control of Respondents relating to any matters contained in this Order; and

         B. Upon five (5) days' notice to Respondents and without restraint or interference from Respondents, to interview officers or employees of Respondents who may have counsel present, regarding such matters.

                                       XI.

         IT IS FURTHER ORDERED that within five (5) business days after the date on which the Commission accepts this Order for public comment, but in no event less than thirty (30) days before the Merger Date, Respondents shall notify Shell and SRI of the projected Merger Date and shall serve on Shell and SRI, by overnight delivery, copies of the Agreement Containing Consent Orders and all documents attached thereto, including the Trust Agreement, omitting or redacting from such service any information contained therein or attached thereto that is confidential business information. Any omissions or redactions to such agreements or documents attached thereto shall be subject to the prior approval of the Commission.


                                      XII.

         IT IS FURTHER ORDERED that Respondents shall notify the Commission at least thirty (30) days prior to any proposed change in the corporate Respondents such as dissolution, assignment, sale resulting in the emergence of a successor corporation, or the creation or dissolution of subsidiaries or any other change in the corporation that may affect compliance obligations arising out of the Order.

                                      XIII.

         IT IS FURTHER ORDERED that:

         A. If (i) the Divestiture Trustee or Respondents have submitted a complete application in support of the divestiture of the assets, interests or businesses to be divested pursuant to Paragraph II. of this Order (including the buyer, manner of divestiture and all other matters subject to Commission approval) at least one month before the deadline for such divestiture; and (ii) the Commission has approved the divestiture and has not withdrawn its acceptance; but (iii) the Divestiture Trustee or Respondents have certified to the Commission within ten (10) days after the Commission's approval of the divestiture that a State, notwithstanding timely and complete application by Respondents to the State, has failed to approve the divestiture under a consent decree in an action commenced by any State requiring such divestiture, then, with respect to that divestiture, the time in which the divestiture is required under this Order to be complete shall be extended for sixty (60) days. During such sixty (60) day period, Respondents or the Divestiture Trustee shall exercise utmost good faith and best efforts to resolve the concerns of the particular State.

         B. If any Trustee or Respondents are unable to comply with any obligation of this Order, with the exception of the obligations of Paragraph II. of this Order, because of any failure to act or any action by any State or any court pursuant to a consent decree in an action commenced by any State in connection with the Merger, the time in which such obligation of this Order must be completed shall be extended for sixty (60) days. During such sixty (60) day period, Respondents or the applicable Trustee shall exercise utmost good faith and best efforts to resolve the concerns of the particular State or court.



By the Commission.

Donald S. Clark
Secretary

                            UNITED STATES OF AMERICA
                         BEFORE FEDERAL TRADE COMMISSION


                  COMMISSIONERS:    Timothy J. Muris, Chairman
                                    Sheila F. Anthony
                                    Mozelle W. Thompson
                                    Orson Swindle
                                    Thomas B. Leary

------------------------------------
In the Matter of:                   )
                                    )
         Chevron Corporation,       )
                  a corporation,    )                 Docket No. C-4023
                                    )
                  and               )
                                    )
         Texaco Inc.,               )
                  a corporation.    )
                                    )
------------------------------------

                   ORDER TO HOLD SEPARATE AND MAINTAIN ASSETS

         The Federal Trade Commission ("Commission") having initiated an investigation of the proposed merger (the "Merger") of Respondent Chevron Corporation ("Chevron") and Respondent Texaco Inc. ("Texaco"), and Respondents having been furnished thereafter with a draft of Complaint that the Bureau of Competition proposed to present to the Commission for its consideration and that, if issued by the Commission, would charge Respondents with violations of
Section 5 of the Federal Trade Commission Act, as amended, 15 U.S.C. ss. 45, and
Section 7 of the Clayton Act, as amended, 15 U.S.C. ss. 18; and

         Respondents, their attorneys, and counsel for the Commission having thereafter executed an Agreement Containing Consent Orders ("Consent Agreement") containing an admission by Respondents of all the jurisdictional facts set forth in the aforesaid draft of Complaint, a statement that the signing of the Consent Agreement is for settlement purposes only and does not constitute an admission by Respondents that the law has been violated as alleged in such Complaint, or that the facts as alleged in such Complaint, other than jurisdictional facts, are true, and waivers and other provisions as required by the Commission's Rules; and

         The Commission having thereafter considered the matter and having determined that it had reason to believe that Respondents have violated said Acts, and that a Complaint should issue stating its charges in that respect, and having determined to accept the executed Consent Agreement and to place such Consent Agreement containing the Decision and Order on the public record for a period of thirty (30) days for the receipt and consideration of public comments, now in further conformity with the procedure described in Commission Rule 2.34, 16 C.F.R. ss. 2.34, the Commission hereby issues its Complaint, makes the following jurisdictional findings and issues this Order to Hold Separate and Maintain Assets ("Hold Separate Order"):

         1. Respondent Chevron is a corporation organized, existing and doing business under and by virtue of the laws of the state of Delaware, with its office and principal place of business located at 575 Market Street, San Francisco, CA 94105.

         2. Respondent Texaco is a corporation organized, existing and doing business under and by virtue of the laws of the state of Delaware, with its office and principal place of business located at 2000 Westchester Ave., White Plains, NY 10650.

         3. The Federal Trade Commission has jurisdiction of the subject matter of this proceeding and of Respondents, and the proceeding is in the public interest.


                                      ORDER

                                       I.

         IT IS ORDERED that, as used in this Hold Separate Order, the following definitions shall apply:

A. "Chevron" means Chevron Corporation, its directors, officers, employees, agents, representatives, predecessors, successors, and assigns; its joint ventures, subsidiaries, divisions, groups, and affiliates controlled by Chevron, and the respective directors, officers, employees, agents, representatives, successors, and assigns of each.

B. "Texaco" means Texaco Inc., its directors, officers, employees, agents, representatives, predecessors, successors, and assigns; its joint ventures, subsidiaries, divisions, groups, and affiliates controlled by Texaco, and the respective directors, officers, employees, agents, representatives, successors, and assigns of each.

C. "Agreement Containing Consent Orders" means the agreement executed by Respondents in this matter containing the Decision and Order and this Hold Separate Order.

D. "Avfuel" means Avfuel Corporation, a corporation organized, existing and doing business under and by virtue of the laws of the state of Michigan, with its office and principal place of business located at 47 West Ellsworth, Ann Arbor, Michigan 48108.

E.       "Aviation Fuel" means Aviation Gasoline and Jet Fuel.

F. "Aviation Fuel Divestiture Agreement" means all agreements entered into between Respondents and AvFuel relating to the sale of Texaco's Overlap General Aviation Business

         Assets, including but not limited to the Purchase and Sale Agreement, the Trademark License Agreement, all supply agreements, and all other ancillary agreements, dated August 7, 2001, and attached as Confidential Appendix B to the Decision and Order.

G. "Aviation Overlap State" means each of the following states: Alabama, Alaska, Arizona, California, Florida, Georgia, Idaho, Louisiana, Mississippi, Nevada, Oregon, Tennessee, Utah, and Washington.

H. "Decision and Order" means the Decision and Order contained in the Agreement Containing Consent Orders accepted by the Commission in this matter.

I. "Disclose" means to convey by any means or otherwise make available information to any person or persons.

J. "Discovery System" means Discovery Producer Services LLC, and all of its assets, including but not limited to Discovery Gas Transmission LLC and all of its assets, and including all pipelines of the system that transport natural gas offshore of Louisiana and onshore to the processing plant at LaRose, Louisiana; the processing plant at Larose, Louisiana; all pipelines that transport natural gas between the processing plant and natural gas transmission pipelines; all pipelines that transport raw mix between the processing plant and the fractionating plant at Paradis, Louisiana; the fractionating plant at Paradis, Louisiana; and equipment including but not limited to condensate stabilization facilities and pumping stations.

K. "Divestiture Trustee" means a trustee appointed pursuant to Paragraph III.B. of the Decision and Order with the obligation to divest TRMI and/or TRMI East.

L. "Enterprise Fractionating Plant" means the fractionating plant at Mont Belvieu, Texas, operated by Enterprise Products Company and partially owned by Texaco.

M. "Equilon" means Equilon Enterprises LLC, a joint venture formed pursuant to the Equilon LLC Agreement.

N. "Equilon Interest" means all of the ownership interests in Equilon owned directly or indirectly by Texaco, including the interests owned by TRMI and its wholly owned subsidiaries, Texaco Convent Refining Inc. and Texaco Anacortes Cogeneration Company.

O. "Equilon LLC Agreement" means the Limited Liability Company Agreement of Equilon Enterprises LLC dated as of January 15, 1998 among certain subsidiaries of Shell and Texaco, as amended.

P. "Held Separate Business" means all of Respondents' interests and assets comprising the Trust, as defined and described in the Decision and Order, immediately before rescission of the Trust, including but not limited to TRMI and TRMI East to the extent they are assets of the Trust at such time.

Q. "Hold Separate Operating Trustees" means the same person as each of the Operating Trustees or any replacement Operating Trustees.

R. "Hold Separate Divestiture Trustee" means the same person as the Divestiture Trustee or any replacement Divestiture Trustee.

S. "Hold Separate Agreement" means the agreement between and among Respondents and the Hold Separate Operating Trustees and the Hold Separate Divestiture Trustee to effectuate the divestitures required by Paragraph II. of the Decision and Order, substantially similar to the Trust Agreement, and subject to the prior approval of the Commission.

T. "Hold Separate Period" means, if the Trust is rescinded, unwound, dissolved, or otherwise terminated at a time after the Merger but before Respondents have complied with Paragraph II.A. of the Decision and Order, the period beginning on the Rescission Date and lasting until the business day after the divestitures required by the Decision and Order in this matter have been accomplished and Respondents have so notified the Commission.

U.       "JV Agreements" means the Equilon LLC Agreement and the Motiva LLC
         Agreement.

V. "Merger" means any merger between Respondents, including the proposed merger contemplated by the Agreement and Plan of Merger dated October 15, 2000, as amended, among Respondents and Keepep Inc.

W. "Motiva" means Motiva Enterprises LLC, a joint venture formed pursuant to the Motiva LLC Agreement.

X. "Motiva Interest" means all of the ownership interests in Motiva owned directly or indirectly by Texaco, including the interest owned by TRMI East.

Y. "Motiva LLC Agreement" means the Limited Liability Company Agreement of Motiva Enterprises LLC dated as of July 1, 1998, among Shell, Shell Norco Refining Company, SRI and TRMI East.

Z. "Non-Public Equilon Or Motiva Information" means any information not in the public domain relating to Equilon or Motiva.

AA. "Non-Public Discovery System Information" means any information not in the public domain relating to the Discovery System, including but not limited to information pertaining to the Relevant OCS Area Disclosed by customers or potential customers to employees or representatives of the Discovery System. Non-Public Discovery System Information shall not include information that was publicly available prior to the date this Hold Separate Order is signed by Respondents or that is thereafter Disclosed to Respondents without any violation of this Hold Separate Order by Respondents or violation of law by or known to Respondents.

BB. "Non-Public Venice System Information" means any information not in the public domain relating to the Venice System, including but not limited to information pertaining to the Relevant OCS Area Disclosed by customers or potential customers to employees or representatives of the Venice System. Non-Public Venice System Information shall not include information that was publicly available prior to the date this Hold Separate Order is signed by Respondents or that is thereafter Disclosed to Respondents without any violation of this Hold Separate Order by Respondents or violation of law by or known to Respondents.

CC. "Operating Trustee" means each trustee appointed pursuant to Paragraph III.O. of the Decision and Order with the obligation to manage TRMI and/or TRMI East pursuant to the Decision and Order.

DD. "Rescission Date" means the date on which the Trust was rescinded, unwound, dissolved, or otherwise terminated, if such rescission, unwinding, dissolution, or termination occurs.

EE. "Respondents" means Chevron and Texaco, individually and collectively, and any successors.

FF. "Shell" means Shell Oil Company, a Delaware corporation, with its principal place of business located at One Shell Plaza, Houston, Texas 77002, its parents, and its subsidiaries controlled by Shell.

GG. "SRI" means Saudi Refining, Inc., a Delaware corporation, with its principal place of business located at 9009 West Loop South, Houston, TX 77210, its parents, and its subsidiaries controlled by SRI.

HH. "Texaco's Domestic General Aviation Business" means the supply, distribution, marketing, transportation, and sale of Aviation Fuel by Texaco on a direct or distributor basis to customers (other than commercial airlines and military) in the United States (including the Aviation Overlap States), including but not limited to fixed base operators, airport dealers, distributors, jobbers, resellers, brokers, corporate accounts, or consumers

II. "Texaco's Domestic General Aviation Business Assets" means all assets, tangible or intangible, relating to Texaco's Domestic General Aviation Business in the United States, including but not limited to all General Aviation Business Agreements used in or relating to Texaco's Domestic General Aviation Business.

JJ. "Texaco's Overlap General Aviation Business" means the supply, distribution, marketing, transportation, and sale of Aviation Fuel by Texaco on a direct or distributor basis to customers (other than commercial airlines and military) in the Aviation Overlap States, including but not limited to fixed base operators, airport dealers, distributors, jobbers, resellers, brokers, corporate accounts, or consumers, but excluding the assets and agreements set forth in
         Schedule 2.3(c) of the Aviation Fuel Divestiture Agreement.

KK. "Texaco's Overlap General Aviation Business Assets" means all assets, tangible or intangible, relating to Texaco's Overlap General Aviation Business, including but not limited to all General Aviation Business Agreements used in or relating to Texaco's Overlap General Aviation Business, but excluding the assets and agreements set forth in Schedule 2.3(c) of the Aviation Fuel Divestiture Agreement.

LL. "TRMI" means Texaco Refining and Marketing Inc., a Delaware corporation and an indirect wholly owned subsidiary of Texaco, and its subsidiary, Texaco Convent Refining Inc., and Texaco's interest in all other subsidiaries, divisions, groups, joint ventures, or affiliates of Texaco that own or control any ownership interest in Equilon.

MM. "TRMI East" means Texaco Refining and Marketing (East) Inc., a Delaware corporation and an indirect wholly owned subsidiary of Texaco, and Texaco's interest in all other subsidiaries, divisions, groups, joint ventures, or affiliates of Texaco that own or control any ownership interest in Motiva.

NN. "Trust" means the trust established by the Trust Agreement as required by the Decision and Order.

OO. "Trust Agreement" means the Agreement and Declaration of Trust approved by the Commission and attached as Appendix A to the Decision and Order.

PP. "Venice System" means Venice Energy Services Company, L.L.C., and all of its assets, including but not limited to (i) natural gas processing, fractionation and natural gas liquids storage and terminaling facilities at the Venice Complex (as that term is defined in the Second Amended and Restated Limited Liability Company Agreement of Venice Energy Services Company, L.L.C.), (ii) onshore and offshore natural gas pipelines upstream from the Venice Complex, known as the Venice Gathering System, (iii) compression, separation, dehydration, and residue gas and liquid gas handling facilities at or associated with the Venice Complex (excluding any residue gas pipelines and metering facilities owned by the downstream pipelines), and (iv) natural gas liquids facilities (excluding natural gas liquids pipelines downstream from the Venice Complex) related to such processing, fractionation, storage and termination facilities.

                                       II.

IT IS FURTHER ORDERED that

A. Pending divestiture of Texaco's interest in the Discovery System, Respondents shall vote Texaco's interest in the Discovery System in accordance with the majority of votes cast by its other owners so long as Texaco's rights and obligations arising from the vote are commensurate with Texaco's ownership interest in the Discovery System.

B. Pending divestiture of Texaco's interest in the Enterprise Fractionating Plant, Respondents shall vote Texaco's interest in the Enterprise Fractionating Plant in accordance with the majority of votes cast by its other owners, so long as Texaco's rights and obligations arising from the vote are commensurate with Texaco's ownership interest in the Enterprise Fractionating Plant.

C. From the date Respondents sign the Consent Agreement in this matter until the divestiture required by Paragraph V. of the Decision and Order has been completed or the Commission determines that no further relief pursuant to Paragraph V. of the Decision and Order is necessary, Respondents shall not Disclose any Non-Public Discovery System Information to (1) any employee of Respondents who receives any Non-Public Venice System Information, (2) any employees of the Venice System, or (3) any employees of any other owner of the Venice System.

D. From the date Respondents sign the Consent Agreement in this matter until the divestiture required by Paragraph V. of the Decision and Order has been completed or the Commission determines that no further relief pursuant to Paragraph V. of the Decision and Order is necessary, Respondents shall not Disclose any Non-Public Venice System Information to (1) any employee of Respondents who receives any Non-Public Discovery System Information, (2) any employees of the Discovery System, or (3) any employees of any other owner of the Discovery System.

E. Respondents shall take all steps to ensure that if, contrary to the requirements of Paragraph II.C. of this Hold Separate Order, Respondent employees who receive any Non-Public Venice System Information receive any Non-Public Discovery System Information during the time period described in Paragraph II.C., they will not use such information for any purpose.

F. Respondents shall take all steps to ensure that if, contrary to the requirements of Paragraph II.D. of this Hold Separate Order, Respondent employees who receive any Non-Public Discovery Information, receive any Non-Public Venice System Information during the time period described in Paragraph II.D., they will not use such information for any purpose.

                                      III.

IT IS FURTHER ORDERED that

A. During the Hold Separate Period, Respondents shall hold the Held Separate Business separate, apart, and independent as required by this Hold Separate Order and shall not exercise direction or control over, or influence directly or indirectly, the Held Separate Business or any of its operations, or the Hold Separate Operating Trustees, except to the extent that Respondents must exercise direction and control over the Held Separate Business to assure compliance with this Hold Separate Order, or with the Decision and Order issued in this matter, and except as otherwise provided in this Hold Separate Order or the Decision and Order, and shall vest the Held Separate Business with all rights, powers, and authority necessary to conduct its business.

B. The purpose of this paragraph of this Hold Separate Order is, in the event that the Trust is rescinded, unwound, dissolved, or otherwise terminated at any time after the Merger but before Respondents have complied with Paragraph II.A of the Decision and Order, to: (i) preserve the Held Separate Business, including TRMI and TRMI East, as viable, competitive, and ongoing businesses independent of Respondents until the divestitures required by the Decision and Order have been accomplished; (ii) prevent interim harm to competition pending the relevant divestitures; and (iii) help remedy any anticompetitive effects of the proposed Merger.

C. Respondent shall hold the Held Separate Business separate, apart, and independent on the following terms and conditions:

     1. No later than two (2) business days after the Rescission Date, Respondents shall agree to the appointment of Robert A. Falise as Hold Separate Divestiture Trustee and enter into an agreement substantially similar to the Trust Agreement, subject to the prior approval of the Commission, that transfers to the Hold Separate Divestiture Trustee the sole and exclusive power and authority to divest TRMI and/or TRMI East or to divest the Equilon Interest to Shell and/or the Motiva Interest to Shell and/or SRI, consistent with the terms of Paragraph II. of the Decision and Order and subject to the prior approval of the Commission as set forth in such Decision and Order. After such transfer, the Hold Separate Divestiture Trustee shall have the sole and exclusive power and authority to divest such assets or interests, subject to the prior approval of the Commission as set forth in such Decision and Order, and the Hold Separate Divestiture Trustee shall exercise such power and authority and carry out the duties and responsibilities of the Hold Separate Divestiture Trustee in a manner consistent with the purposes of this Hold Separate Order in consultation with the Commission's staff.

     2. The Hold Separate Divestiture Trustee shall have eight (8) months from the Merger Date and such additional time as is provided pursuant to Paragraph XIII. of the Decision and Order to accomplish the divestitures required by Paragraph II. of the Decision and Order, which shall be subject to the prior approval of the Commission as set forth in the Decision and Order. If, however, at the end of this period, the Hold Separate Divestiture Trustee has submitted a plan of divestiture or believes that divestiture can be achieved within a reasonable time, the Hold Separate Divestiture Trustee's divestiture period may be extended by the Commission. An extension of time by the Commission under this subparagraph shall not preclude the Commission from seeking any relief available to it for any failure by Respondents to divest the

                  Equilon Interest or TRMI and/or the Motiva Interest or TRMI East consistent with the requirements of Paragraph II of the Decision and Order.

     3. If, on or prior to the Rescission Date, Respondents have executed but have not consummated an agreement or agreements to divest the Equilon Interest to Shell and/or the Motiva Interest to Shell and/or SRI, then Respondents shall, no later than the Rescission Date, grant sole and exclusive authority to the Hold Separate Divestiture Trustee to consummate any divestiture contemplated thereby subject to the Commission's prior approval as set forth in the Decision and Order.

     4. The Hold Separate Divestiture Trustee shall divest the Equilon Interest to Shell and/or the Motiva Interest to Shell and/or SRI, in a manner that receives the prior approval of the Commission, pursuant to the terms of the applicable agreement or agreements approved by the Commission, if either (a) Respondents have executed an agreement or agreements with Shell and/or SRI with respect to such divestiture or divestitures prior to the Rescission Date, and such agreement or agreements have been approved by the Commission and have not been breached by Shell and/or SRI; or (b) Shell has exercised its right to acquire the Equilon Interest pursuant to the Equilon LLC Agreement and/or Shell and/or SRI have exercised their rights to acquire the Motiva Interest pursuant to the Motiva LLC Agreement.

     5. Subject to Respondents' absolute and unconditional obligation to divest expeditiously at no minimum price, the Hold Separate Divestiture Trustee shall use his or her best efforts to negotiate the most favorable price and terms available for the divestiture of (a) TRMI, if the Hold Separate Divestiture Trustee has not divested the Equilon Interest pursuant to subparagraph 4 of this paragraph, and/or (b) TRMI East, if the Hold Separate Divestiture Trustee has not divested all or part of the Motiva Interest pursuant to subparagraph 4 of this paragraph. Each divestiture shall be made only in a manner that receives the prior approval of the Commission, and, unless the acquirers are Shell and/or SRI, the divestiture shall be made only to an acquirer or acquirers that receive the prior approval of the Commission; provided, however, if the Hold Separate Divestiture Trustee receives bona fide offers from more than one acquiring entity, and if the Commission determines to approve more than one such acquiring entity, the Hold Separate Divestiture Trustee shall divest to the acquiring entity or entities selected by Respondents from among those approved by the Commission; provided further, however, that Respondents shall select such entity within five
                  (5) days of receiving notification of the Commission's approval.

     6. The Hold Separate Divestiture Trustee shall have full and complete access to all personnel, books, records, documents, and facilities of Respondents, TRMI and TRMI East, as needed to fulfill the Hold Separate Divestiture Trustee's obligations, or to any other relevant information, as the Hold Separate Divestiture Trustee may reasonably request, including but not limited to all documents and records kept in the normal course of business that relate to Respondents' obligations under this Hold

                  Separate Order and the Decision and Order. Respondents or the Hold Separate Operating Trustees, as appropriate, shall develop such financial or other information as the Hold Separate Divestiture Trustee may reasonably request and shall cooperate with the Hold Separate Divestiture Trustee. Respondents shall take no action to interfere with or impede the Hold Separate Divestiture Trustee's ability to perform his or her responsibilities.

     7. The Hold Separate Divestiture Trustee shall serve, without bond or other security, at the cost and expense of Respondents, on such reasonable and customary terms and conditions as the Commission may set. The Hold Separate Divestiture Trustee shall have the authority to employ, at the cost and expense of Respondents, such financial advisors, consultants, accountants, attorneys, and other representatives and assistants as are reasonably necessary to carry out the Hold Separate Divestiture Trustee's duties and responsibilities.

     8. Respondents shall indemnify the Hold Separate Divestiture Trustee and hold the Hold Separate Divestiture Trustee harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of the Hold Separate Divestiture Trustee's duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for, or defense of any claim, whether or not resulting in any liability, except to the extent that such liabilities, losses, damages, claims, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by the Hold Separate Divestiture Trustee.

     9. The Hold Separate Divestiture Trustee shall account for all monies derived from the sale and all expenses incurred, subject to the approval of the Commission. After approval by the Commission of the account of the Hold Separate Divestiture Trustee, all remaining monies shall be paid as directed in the Hold Separate Agreement, and the Hold Separate Divestiture Trustee's powers shall be terminated.

     10. The Hold Separate Divestiture Trustee shall report in writing to the Commission thirty (30) days after appointment and every thirty (30) days thereafter concerning the Hold Separate Divestiture Trustee's efforts to accomplish the requirements of this Hold Separate Order and the Decision and Order until such time as the divestitures required by Paragraph II. of the Decision and Order have been accomplished and Respondents have notified the Commission that the divestitures have been accomplished.

     11. If, for any reason, Robert A. Falise cannot serve or cannot continue to serve as Hold Separate Divestiture Trustee, or fails to act diligently, the Commission shall select a replacement Hold Separate Divestiture Trustee, subject to the consent of Respondents, which consent shall not be unreasonably withheld. If Respondents have not opposed, in writing, including the reasons for opposing, the selection of any replacement Hold Separate Divestiture Trustee within ten (10) days after notice by the staff of the Commission to Respondents of the identity of any proposed replacement Hold Separate Divestiture Trustee, Respondents shall be deemed to have consented to the selection of the proposed replacement Hold Separate Divestiture Trustee. The replacement Hold Separate Divestiture Trustee shall be a person with experience and expertise in acquisitions and divestitures.

     12. The Commission may on its own initiative or at the request of the Hold Separate Divestiture Trustee issue such additional orders or directions as may be necessary or appropriate to assure compliance with the requirements of this Hold Separate Order or the Decision and Order.

     13. No later than two (2) business days after the Rescission Date, Respondents shall agree to the appointment of Joe B. Foster as Hold Separate Operating Trustee of TRMI (with respect to the Equilon Interest) and John Linehan as Hold Separate Operating Trustee of TRMI East (with respect to the Motiva Interest) and enter into a Hold Separate Agreement substantially similar to the Trust Agreement, subject to the prior approval of the Commission, that transfers to the Hold Separate Operating Trustees sole and exclusive power and authority to manage TRMI and/or TRMI East (as the case may be).

     14. The Hold Separate Operating Trustees shall have sole and exclusive power and authority to manage TRMI and/or TRMI East (as the case may be), as set forth in the Hold Separate Agreement and specifically to cause TRMI and TRMI East respectively to exercise the rights of TRMI and TRMI East under the Equilon and Motiva LLC Agreements. Each Hold Separate Operating Trustee may engage in any other activity such Hold Separate Operating Trustee may deem reasonably necessary, advisable, convenient or incidental in connection therewith and shall exercise such power and authority and carry out the duties and responsibilities of the Hold Separate Operating Trustee in a manner consistent with the purposes of this Hold Separate Order and the Decision and Order in consultation with the Commission's staff.

     15. Each Hold Separate Operating Trustee shall have full and complete access to all personnel, books, records, documents, and facilities of TRMI and/or TRMI East as needed to fulfill such Hold Separate Operating Trustee's obligations, or to any other relevant information, as such Hold Separate Operating Trustees may reasonably request, including but not limited to all documents and records kept in the normal course of business that relate to Respondents' obligations under this Hold Separate Order and the Decision and Order. Respondents shall develop such financial or other information as such Hold Separate Operating Trustees may reasonably request and shall cooperate with the Hold Separate Operating Trustees. Respondents shall take no action to interfere with or impede the Hold Separate Operating Trustees' ability to perform his or her responsibilities.

     16. The Hold Separate Operating Trustees shall serve, without bond or other security, at the cost and expense of Respondents, on such reasonable and customary terms and conditions as the Commission may set. Each Hold Separate Operating Trustee shall have the authority to employ, at the cost and expense of Respondents, such consultants, accountants, attorneys, and other representatives and assistants as are reasonably necessary to carry out such Hold Separate Operating Trustee's duties and responsibilities.

     17. Respondents shall indemnify each Hold Separate Operating Trustee and hold each Hold Separate Operating Trustee harmless against any losses, claims, damages, liabilities, or expenses arising out of, or in connection with, the performance of such Hold Separate Operating Trustee's duties, including all reasonable fees of counsel and other expenses incurred in connection with the preparation for, or defense of any claim, whether or not resulting in any liability, except to the extent that such liabilities, losses, damages, claims, or expenses result from misfeasance, gross negligence, willful or wanton acts, or bad faith by such Hold Separate Operating Trustee.

     18. The Hold Separate Operating Trustees shall account for all expenses incurred, including fees for his or her services, subject to the approval of the Commission.

     19. Each Hold Separate Operating Trustee shall report in writing to the Commission thirty (30) days after the Rescission Date and every thirty (30) days thereafter concerning the Hold Separate Operating Trustee's performance of his or her duties under this Hold Separate Order, the Decision and Order, and the Hold Separate Agreement. The Hold Separate Operating Trustees shall serve until such time as Respondents have complied with their obligation to divest TRMI and/or TRMI East as required by this Hold Separate Order and the Decision and Order, and Respondents have notified the Commission that the divestitures have been accomplished.

     20. If for any reason Joe B. Foster cannot serve or cannot continue to serve as Hold Separate Operating Trustee of TRMI or John Linehan cannot serve or cannot continue to serve as Hold Separate Operating Trustee of TRMI East, or fails to act diligently, the Commission shall select a replacement Hold Separate Operating Trustee, subject to the consent of Respondents, which consent shall not be unreasonably withheld. If Respondents have not opposed, in writing, including the reasons for opposing, the selection of any replacement Hold Separate Operating Trustee within ten (10) days after notice by the staff of the Commission to Respondents of the identity of any proposed replacement Hold Separate Operating Trustee, Respondents shall be deemed to have consented to the selection of the proposed replacement Hold Separate Operating Trustee. The replacement Hold Separate Operating Trustee shall be a person with experience and expertise in the management of businesses of the type engaged in by Equilon and Motiva.

     21. The Commission may on its own initiative or at the request of either Hold Separate Operating Trustee issue such additional orders or directions as may be necessary or appropriate to assure compliance with the requirements of this Hold Separate Order or the Decision and Order.

     22. Except as provided herein or in the Hold Separate Agreement, neither the Hold Separate Divestiture Trustee nor the Hold Separate Operating Trustees shall disclose any Non-Public Equilon or Motiva Information to an employee of Respondents.

     23. Respondents may require the Hold Separate Divestiture Trustee or Hold Separate Operating Trustees to sign a confidentiality agreement prohibiting the disclosure of any information gained as a result of his or her role as Hold Separate Divestiture Trustee or Hold Separate Operating Trustee to anyone other than the Commission.

     24. The purpose of this Paragraph III is to effectuate the divestitures required by Paragraph II. of the Decision and Order and to maintain operation of TRMI, TRMI East, Equilon and Motiva separate and apart from Respondents' operations pending the required divestitures.

                                       IV.

         IT IS FURTHER ORDERED that, pending divestiture of Texaco's Overlap General Aviation Business Assets (or Texaco's Domestic General Aviation Business Assets, as appropriate) pursuant to Paragraphs VII. or VIII. of the Decision and Order, Respondents shall take such actions as are necessary to maintain the viability, marketability, and competitiveness of Texaco's Domestic General Aviation Business Assets and to prevent the destruction, removal, wasting, or deterioration of Texaco's Domestic General Aviation Business Assets, except for ordinary wear and tear and as would otherwise occur in the ordinary course of business.

                                       V.

         IT IS FURTHER ORDERED that Respondents shall, within ten (10) days of the Rescission Date, circulate to all of Respondents' employees a copy of this Hold Separate Order and shall post a notice accessible to all employees informing employees of Respondents' obligations pursuant to this Hold Separate Order.

                                       VI.

         IT IS FURTHER ORDERED that:

A. Within thirty (30) days after the Rescission Date and every sixty (60) days thereafter until Respondents have fully complied with Paragraphs II and III of the Decision and Order, Respondents shall submit to the Commission a verified written report setting forth in detail the manner and form in which they intend to comply, are complying, and have complied with those provisions. Respondents shall include in their compliance reports, among other things that are required from time to time, a full description of all contacts or negotiations with prospective acquirers for the divestitures of assets or businesses specified in this Hold Separate Order, including the identity of all parties contacted. Respondents also shall include in their compliance reports, copies of all written communications to and from such parties, and all internal memoranda, reports and recommendations concerning divestiture.

B. Within thirty (30) days after this Hold Separate Order is final, and every sixty (60) days thereafter until Respondents have fully complied with Paragraphs II. and IV. of this Hold Separate Order, Respondents shall submit to the Commission a verified written report setting forth in detail the manner and form in which they intend to comply, are complying, and have complied with those provisions.

C. With the agreement of the staff of the Commission, Respondents may submit one compliance report to the Commission, at sixty (60) day intervals, including the information required by Paragraphs VI.A. and VI.B. of the Hold Separate Order, and Paragraph IX. of the Decision and Order, which will, if it includes all required information, be considered a timely filing of each of the compliance reports required by these provisions.

                                      VII.

         IT IS FURTHER ORDERED that for the purposes of determining or securing compliance with this Hold Separate Order, and subject to any legally recognized privilege, upon written request and on reasonable notice to Respondents made to its principal office, Respondents shall permit any duly authorized representatives of the Commission:

A. During office hours and in the presence of counsel, access to all facilities and access to inspect and copy all books, ledgers, accounts, correspondence, memoranda and other records and documents in the possession or under the control of Respondents relating to any matters contained in this Hold Separate Order; and

B. Upon five business days' notice to Respondents and without restraint or interference from Respondents, to interview officers or employees of Respondents who may have counsel present, regarding such matters.

By the Commission.

                                                                      Appendix A




                                     FORM OF

                       AGREEMENT AND DECLARATION OF TRUST


                                                  TABLE OF CONTENTS


                                                      ARTICLE 1
                                                     DEFINITIONS


                                                      ARTICLE 2
                                                  GENERAL PROVISIONS
SECTION 2.01.  Name..................................................................................... 5
SECTION 2.02.  Principal Office......................................................................... 5
SECTION 2.03.  Address of the Delaware Trustee; Delaware Trustee........................................ 5
SECTION 2.04.  Purposes of the Trust.................................................................... 5
SECTION 2.05.  Contributions............................................................................ 6
SECTION 2.06.  Declaration of Trust..................................................................... 6
SECTION 2.07.  No Individual Ownership.................................................................. 6
SECTION 2.08.  Limited Liability........................................................................ 7
SECTION 2.09.  Tax Treatment............................................................................ 7
SECTION 2.10.  Fiscal Periods........................................................................... 7

                                                      ARTICLE 3
                                      JV TRANSFERS AND OTHER OBLIGATIONS OF THE
                                           CHAIRMAN AND DIVESTITURE TRUSTEE
                                              AND THE OPERATING TRUSTEES

SECTION 3.01.  The JV Transfers......................................................................... 7
SECTION 3.02.  Distributions............................................................................ 9
SECTION 3.03.  Restrictions on Distributions from the Trust.............................................10
SECTION 3.04.  Restrictions on Agreements...............................................................10
SECTION 3.05.  Advisory Committee.......................................................................10
SECTION 3.06.  The Operating Trustees...................................................................11

                                                      ARTICLE 4
                                               MANAGEMENT OF THE TRUST

SECTION 4.01.  Management Generally.....................................................................12
SECTION 4.02.  Authority of the Co-Trustees.............................................................12
SECTION 4.03.  Reliance by Third Parties................................................................15
SECTION 4.04.  Exculpation..............................................................................15
SECTION 4.05.  Indemnification..........................................................................15
SECTION 4.06.  Payment of Costs and Expenses............................................................16
SECTION 4.07.  Assignability of Interest................................................................16
SECTION 4.08.  Resignation, Removal and Replacement of Co-Trustees......................................16

                                      (i)

                                                      ARTICLE 5
                                              DISSOLUTION AND WINDING-UP

SECTION 5.01. Events Causing Dissolution................................................................17
SECTION 5.02. Winding-up................................................................................17
SECTION 5.03. Cancellation of Certificate...............................................................18

                                                      ARTICLE 6
                                       BOOKS AND RECORDS; TAX RETURNS; REPORTS

SECTION 6.01.  Books and Records........................................................................18
SECTION 6.02.  Accounting; Tax Year.....................................................................18
SECTION 6.03.  Filing of Tax Returns....................................................................18
SECTION 6.04.  Reports..................................................................................18
SECTION 6.05.  Confidentiality Provisions and Limitations on Access.....................................19


                                                      ARTICLE 7
                                                    MISCELLANEOUS

SECTION 7.01.  General..................................................................................19
SECTION 7.02.  Amendments to this Declaration of Trust..................................................19
SECTION 7.03.  Choice of Law............................................................................20
SECTION 7.04.  Notices..................................................................................20
SECTION 7.05.  Expenses.................................................................................21
SECTION 7.06.  Headings.................................................................................22
SECTION 7.07.  Construction and Interpretation..........................................................22
SECTION 7.08.  Limitation of Co-Trustee's Liability.....................................................22
SECTION 7.09.  Guarantee from Parent....................................................................22
SECTION 7.10.  Approval by the Commission and the States................................................22

                                      (ii)

                       AGREEMENT AND DECLARATION OF TRUST

          THIS AGREEMENT AND DECLARATION OF TRUST (as amended from time to time, this "Declaration of Trust"), dated as of ________, 2001 by and among Robert A. Falise, as the Chairman and Divestiture Trustee, John C. Linehan, as the TRMI East Operating Trustee, Joe B. Foster, as the TRMI Operating Trustee (the TRMI East Operating Trustee and the TRMI Operating Trustee collectively, the "Operating Trustees"), Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee" and, together with the Chairman and Divestiture Trustee and the Operating Trustees referred to herein as the "Co-Trustees"), the Grantor (as defined below), Texaco Inc., a Delaware corporation ("Texaco"), and Chevron Corporation, a Delaware corporation which is expected to be renamed ChevronTexaco Corporation at the Effective Time defined below ("Parent"), to establish the Texaco Alliance Trust (as the same may be constituted from time to time, the "Trust") under the Delaware Business Trust Act (12 Del. C. ss. 3801, et. seq.) (as amended from time to time and any successor to such statute, the "Act") for the benefit of the Grantor.


                                   WITNESSETH:


         WHEREAS, the parties hereto desire to establish a Delaware business trust under the Act;

         WHEREAS, Texaco has entered into an Agreement and Plan of Merger dated as of October 15, 2000, as amended, with Parent and Keepep Inc. (the "Merger Agreement");

          WHEREAS, this Trust is being established to address certain governmental concerns relating to the consummation of the transactions contemplated by the Merger Agreement by providing for the divestiture of the JV Interests (as defined below) whether through a sale to a third party, a public offering, a spin-off to the shareholders of Parent or otherwise, and by providing for the management and operation of the JV Interests pending such divestiture;

          WHEREAS, Texaco has nominated Robert A. Falise to serve as Chairman and Divestiture Trustee, John C. Linehan to serve as TRMI East Operating Trustee and Joe B. Foster to serve as TRMI Operating Trustee, and the Commission (as defined below) has accepted such nominations; and

          WHEREAS, the parties hereto desire to provide for the governance of the Trust and to set forth in detail their respective rights and duties to the Trust.

          NOW, THEREFORE, each of the Chairman and Divestiture Trustee and the Operating Trustees hereby agrees that it will hold, administer and deal with all money and property received by it hereunder, IN TRUST, upon the following terms and conditions:

                                    ARTICLE 1
                                   DEFINITIONS


          The defined terms used in this Declaration of Trust shall, unless the context otherwise requires or unless defined elsewhere in this Declaration of Trust, have the meanings specified in this Article 1.

          "Accountants" means such internationally recognized firm of independent certified public accountants as shall be engaged from time to time by the TRMI Operating Trustee on behalf of the Trust to audit the books and records of the Trust.

          "Advisory Committee" means the committee constituted pursuant to
Section 3.05 hereof for the purpose of consulting with the Chairman and Divestiture Trustee on matters relating to the JV Transfers.

          "Affiliate" with respect to a specified Person, means a Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Person specified.

          "Business Day" means any day on which the Delaware Trustee is open for business.

          "Certificate of Trust" means the certificate of trust of the Trust filed with the Secretary of State of Delaware and as amended from time to time in accordance with the Act.

          "Chairman and Divestiture Trustee" means Robert A. Falise, or any other Person that becomes a successor Chairman and Divestiture Trustee of the Trust as provided herein, in such Person's capacity as Chairman and Divestiture Trustee of the Trust.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time (including any corresponding provision of succeeding law).

          "Commission" means the Federal Trade Commission.

          "Committee Members" is defined in Section 3.05.

          "Consent Order" means the Decision and Order of the Commission contained in the Agreement Containing Consent Orders dated as of August 10, 2001, among Parent, Texaco and the Commission, as the same may be amended, together with any final order which may be issued by the Commission in respect thereof.

          "Covered Person" means (i) the Co-Trustees, (ii) the Committee Members, (iii) any Affiliate of the Co-Trustees or Committee Members, (iv) any officers, directors, shareholders, partners, members, employees, investment managers, representatives or agents of the Co-Trustees, Committee Members or their respective Affiliates, and (v) any employee or agent of the Trust or its Affiliates.

          "Delaware" means the State of Delaware.

          "Effective Time" means the time the merger between Texaco and a subsidiary of Parent pursuant to the Merger Agreement shall become effective.

          "Equilon" means Equilon Enterprises LLC, a Delaware limited liability company.

          "Equilon Interest" means all of the ownership interests in Equilon owned directly or indirectly by Texaco, including the interests owned by TRMI and its wholly owned subsidiaries TCRI and Texaco Anacortes Cogeneration Company.

         "Final Judgment" means the judgment entitled "State of California, et al. v. Chevron Corporation, a Delaware corporation and Texaco Inc., a Delaware corporation" filed in the Central District of California on or about August 20, 2001, and as the same may be amended by any orders of the court.

          "Fiscal Year," "Fiscal Period" and "Fiscal Quarters" have the respective meanings given such terms in Section 2.10.

          "Grantor" means either (i) TRMI Holdings Inc., a Delaware corporation, if the capital stock of TRMI is contributed to the Trust under Section 2.05 or
(ii) TRMI, if the capital stock of TRMI East (but not the capital stock of TRMI) is contributed to the Trust under Section 2.05.

          "JV Holdco" means TRMI and/or TRMI East, as the context may require.

          "JV Interests" means the Equilon Interest and the Motiva Interest.

          "JV Parties" means Shell and/or SRI, as the context may require.

          "JVs" means Equilon and Motiva.

          "JV Transfer" shall mean the consummation of a disposition, including pursuant to a Spin-off, of all or a portion of a JV Interest or the stock of TRMI or TRMI East, as the case may be, in accordance with Section 3.01 hereof.

           "Law" means any applicable federal, state, local or foreign law, statute, ordinance, directive, rule, regulation, judgment, order, injunction, decree, arbitration award, agency requirement, license or permit of any governmental or regulatory authority, agency, commission, tribunal or other governmental entity.

          "LLC Agreements" means the (i) Limited Liability Company Agreement of Equilon Enterprises LLC dated as of January 15, 1998 (as amended as of the date hereof) (the "Equilon LLC Agreement") and (ii) the Limited Liability Company Agreement of Motiva Enterprises LLC dated as of July 1, 1998 (the "Motiva LLC Agreement").

          "Motiva" means Motiva Enterprises LLC, a Delaware limited liability company.

          "Motiva Interest" means all of the ownership interests in Motiva owned directly or indirectly by Texaco, including the interest owned by TRMI East.

           "Net Proceeds" means the aggregate purchase price paid to the Trust in respect of a JV Transfer minus the amount of any fees and, if any, expenses incurred by the Trust in connection therewith.

          "Normal Distributions" shall have the meaning set forth in Annex I-A hereto.

          "Person" means any individual, corporation, partnership, trust, limited liability company, unincorporated organization or association, or other entity.

          "Public Offering" means a sale pursuant to an effective registration statement under the Securities Act or a private placement effected under Rule 144A promulgated under the Securities Act.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Shell" means Shell Oil Company, a Delaware corporation.

          "Sole Financial Risk Methodology" shall have the meaning set forth in Annex I-B hereto.

          "Sole Financial Risk Project" shall have the meaning set forth in Annex I-C hereto.

           "Spin-off" means the distribution of the Spin Stock to the stockholders of Parent after the Effective Time.

          "Spin Stock" means the securities of the JV Holdco or other Person that owns the JV Interests and which are distributed in the Spin-off.

          "SRI" means Saudi Refining, Inc., a Delaware corporation.

          "States" means the state attorneys general of Alaska, Arizona, California, Florida, Hawaii, Idaho, Missouri, Nevada, New Mexico, Oregon, Texas, Utah and Washington, acting by and through the State of California.

         "TCRI" means Texaco Convent Refining Inc., a Delaware corporation and a wholly owned subsidiary of TRMI.

         "TRMI" means Texas Refining and Marketing Inc., a Delaware corporation and an indirect wholly owned subsidiary of Texaco.

         "TRMI East" means Texaco Refining and Marketing (East) Inc., a Delaware corporation and a wholly owned subsidiary of TRMI.

          "TRMI East Operating Trustee" means John C. Linehan or any other Person that becomes a successor Operating Trustee of the Trust as provided herein, in such Person's capacity as Operating Trustee of the Trust with respect to TRMI East, including the Motiva Interest.

          "TRMI Operating Trustee" means Joe B. Foster or any other Person that becomes a successor Operating Trustee of the Trust as provided herein, in such Person's capacity as Operating Trustee of the Trust with respect to TRMI, including the Equilon Interest.

          "Trust Interest" means the beneficial ownership interest in the Trust of the Grantor.

          "United States" or "U.S." means the United States of America.

          "$" means United States dollars.



                                    ARTICLE 2
                               GENERAL PROVISIONS


         SECTION 2.01. Name. The name of the Trust is "Texaco Alliance Trust." The Trust's business may be conducted under the name of the Trust or any other name or names selected by the TRMI Operating Trustee.

          SECTION 2.02. Principal Office. The principal office of the Trust shall be at 1111 Bagby Street, Houston, Texas, 77002, or such other place as may from time to time be designated by the TRMI Operating Trustee. The TRMI Operating Trustee shall give prompt notice of any such change to the Grantor and the other Co-Trustees. The Chairman and Divestiture Trustee will have an office at 2000 Westchester Avenue, White Plains, New York, 10650, or such other place as may from time to time be designated by the Chairman and Divestiture Trustee.

          SECTION 2.03. Address of the Delaware Trustee; Delaware Trustee. The address of the Delaware Trustee in Delaware is Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890. The Delaware Trustee is appointed to serve as the trustee of the Trust in Delaware for the sole purpose of satisfying the requirement of Section 3807 of the Act that the Trust have at least one trustee with a principal place of business in Delaware. It is understood and agreed by the parties hereto that the Delaware Trustee shall have none of the duties or liabilities of the Chairman and Divestiture Trustee or the Operating Trustees. The duties of the Delaware Trustee shall be limited to (a) accepting legal process served on the Trust in Delaware and (b) the execution of any certificates required to be filed with the Delaware Secretary of State which the Delaware Trustee is required to execute under Section 3811 of the Act. To the extent that, at law or in equity, the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or the Grantor, it is hereby understood and agreed by the parties hereto, including the Grantor, that such duties and liabilities are replaced by the duties and liabilities of the Delaware Trustee expressly set forth in this Declaration of Trust.

          SECTION 2.04. Purposes of the Trust. (a) The Trust is created for the object and purpose of, and the nature of the business to be conducted and promoted by the Trust is, engaging in any lawful act or activity for which Delaware business trusts may be formed under the Act, including, without limitation, (i) effecting the JV Transfers pursuant to Article 3 hereof, the Consent Order and the Final Judgment, and, until such JV Transfers are effected, holding and managing the JV Interests and (ii) engaging in all activities and transactions as the Chairman and Divestiture Trustee or the Operating Trustees may deem reasonably necessary, advisable, convenient or incidental in connection with the JV Transfers and the holding and managing of the JV Interests.

          (b) The Trust shall have the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purposes and business described herein and for the protection and benefit of the Trust, and shall have, without limitation, any and all of the powers that may be exercised on behalf of the Trust by the Chairman and Divestiture Trustee or the Operating Trustees pursuant to this Declaration of Trust, the Consent Order and the Final Judgment. Each of the Chairman and Divestiture Trustee and each Operating Trustee may authorize any Person to enter into and perform any other document on behalf of the Trust, to the extent such entry or performance is within the scope of the powers of each such Co-Trustee under this Declaration of Trust, the Consent Order and the Final Judgment.

         SECTION 2.05. Contributions. (a) Concurrently with the execution of this Declaration of Trust, the Grantor will contribute to the Trust all of the outstanding capital stock of TRMI and/or TRMI East, as the Consent Order or the Final Judgment may require.

          (b) The Trust shall cause the JV Holdco to continue to perform, or cause to be performed, all of the obligations pursuant to the LLC Agreements, including, without limitation, Section 12.04 of the LLC Agreements (which sections are reproduced in Annex II-A and Annex II-B hereto) as provided in
Section 3.01(a) hereof.

          SECTION 2.06. Declaration of Trust. The Chairman and Divestiture Trustee and each Operating Trustee hereby declares that it will hold the assets of the Trust in trust upon and subject to the conditions set forth herein for the benefit of the Grantor. It is the intention of the parties hereto that the Trust be a business trust under the Act. The Co-Trustees are hereby authorized to execute the Certificate of Trust and any amendment and/or restatement thereof and to file it with the Secretary of State of Delaware. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general partnership, limited partnership, joint venture, corporation or joint stock company.

          SECTION 2.07. No Individual Ownership. Title to all of the assets of the Trust shall be vested in the Trust until the Trust dissolves in accordance with Article 5 of this Declaration of Trust; provided, however, if the applicable Laws of any jurisdiction require that title to any part of the assets of the Trust be vested in a trustee of the Trust, then title to that part of the assets of the Trust shall be vested in the Chairman and Divestiture Trustee to the extent so required, but the beneficial interest with respect to such assets shall remain in the Trust. None of the Grantor, Texaco and Parent shall have any ownership in any particular asset or investment of the Trust or any part thereof; provided that such lack of ownership shall not preclude the Commission or the States from seeking any relief available for any failure of Texaco or Parent to divest TRMI and/or TRMI East consistent with the requirements of Paragraph II of the Consent Order and Section III of the Final Judgment.

          SECTION 2.08. Limited Liability. The Grantor shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of Delaware.

          SECTION 2.09. Tax Treatment. The parties hereby agree that the Trust shall be treated as a "grantor trust" or, in the event the Trust shall be engaged in the conduct of a business for profit, as a business entity that is disregarded as separate from the Grantor for purposes of the U.S. federal, state and local tax laws, and further agree not to take any position (or cause the Trust to do so), in a tax return or otherwise, or take any other action that is inconsistent with that treatment.

          SECTION 2.10. Fiscal Periods. The fiscal year of the Trust ("Fiscal Year") shall end on December 31 of each year. The "Fiscal Quarters" of the Trust shall end on March 31, June 30, September 30 and December 31 of each Fiscal Year. A "Fiscal Period" of the Trust shall commence at the beginning of the Fiscal Year and shall end on the date immediately preceding the next Fiscal Period or Fiscal Year.



                                    ARTICLE 3
             JV TRANSFERS AND OTHER OBLIGATIONS OF THE CHAIRMAN AND
                 DIVESTITURE TRUSTEE AND THE OPERATING TRUSTEES


          SECTION 3.01. The JV Transfers. The Chairman and Divestiture Trustee hereby acknowledges that the principal purpose of the Trust is to cause, as promptly as possible, the JV Transfers to be effected, individually or jointly, so that the Trust ceases to hold any JV Interest, pursuant to the terms and conditions of this Declaration of Trust and subject to the Consent Order and the Final Judgment, and specifically to effectuate the remedial purposes of the Consent Order and the Final Judgment as set forth therein, taking into account the obligation under the Consent Order and the Final Judgment to effectuate such JV Transfers at no minimum price. Subject to the Consent Order and the Final Judgment and the obligations under the Consent Order and the Final Judgment to effectuate such JV Transfers at no minimum price, the Chairman and Divestiture Trustee shall effectuate the JV Transfers in a manner that is reasonably calculated to maximize value (taking into account tax and other costs and certainty of completion) for Texaco and its stockholders and, after the Effective Time, Parent and its stockholders. The Chairman and Divestiture Trustee shall use his or her reasonable best efforts to effect such disposition as follows:

          (a) The Chairman and Divestiture Trustee shall have eight (8) months from the Effective Time to accomplish the divestitures required by Paragraph II of the Consent Order and Section III of the Final Judgment, which shall be subject to the prior approval of the Commission and the States. If, however, at the end of the eight-month period, the Chairman and Divestiture Trustee has submitted a plan of divestiture or believes that divestiture can be achieved within a reasonable time, the Chairman and Divestiture Trustee's divestiture period may be extended by the Commission or the States.

          (b) The Chairman and Divestiture Trustee shall serve, without bond or other security, at the cost and expense of Texaco. The Chairman and Divestiture Trustee shall have the authority to employ, at the cost and expense of Texaco, such financial advisors, consultants, accountants, attorneys, and other representatives and assistants as are reasonably necessary to carry out the Chairman and Divestiture Trustee's duties and responsibilities.

          (c) Subject to the absolute and unconditional obligation of Parent and Texaco in the Consent Order and the Final Judgment to divest at no minimum price, and subject to the provisions of Section 3.01(e) of this Declaration of Trust, the Chairman and Divestiture Trustee shall use his or her reasonable best efforts to negotiate the most favorable price and terms available for the divestiture of TRMI (if the Chairman and Divestiture Trustee has not divested the Equilon Interest pursuant to Paragraph III.F of the Consent Order and
Section IV of the Final Judgment) and/or TRMI East (if the Chairman and Divestiture Trustee has not divested all or part of the Motiva Interest pursuant to Paragraph III.F of the Consent Order and Section IV of the Final Judgment). The divestiture shall be made only in a manner that receives the prior approval of the Commission and the States and, unless the acquirers are Shell and/or SRI, the divestiture shall be made only to an acquirer or acquirers that receive the prior approval of the Commission and the States; provided, however, if the Chairman and Divestiture Trustee receives bona fide offers from more than one acquiring entity, and if the Commission determines to approve more than one such acquiring entity, the Chairman and Divestiture Trustee shall divest to the acquiring entity or entities selected by Parent and Texaco from among those approved by the Commission and the States; provided further, however, that Parent and Texaco shall select such entity within five (5) days of receiving notification of the Commission's and the States' approval.

          (d) If, prior to the establishment of the Trust, Texaco or any of its Affiliates shall have executed an agreement for the sale of the JV Interests to the JV Parties and such agreement shall have been approved by the Commission and the States and shall have been assigned to the Trust, the Chairman and Divestiture Trustee shall consummate the sale of the JV Interests to the JV Parties pursuant to the terms of such agreement as soon as practicable.

          (e) Unless the JV Parties shall have waived their rights under Section
12.04 of the LLC Agreements, prior to the establishment of the Trust, Texaco shall cause to be delivered to each of the JV Parties the notices contemplated by Section 12.04(a) of the LLC Agreements notifying them of the occurrence of a Change of Control (as defined in the LLC Agreements). Unless there is an agreement for the sale of the JV Interests to the JV Parties which has been assumed by the Trust, the Chairman and Divestiture Trustee shall carry out the valuation procedures set forth in Section 12.05 of the LLC Agreements (which sections are reproduced in Annex II-A and Annex II-B hereto). In the event one or both JV Parties shall elect to acquire the relevant JV Interests pursuant to
Section 12.04(b) of the LLC Agreements, the Chairman and Divestiture Trustee shall consummate the sale of the JV Interests in accordance with Section 12.04(c) of the LLC Agreements.

          (f) In the event one or both JV Interests are not disposed of in accordance with Section 3.01(d) or 3.01(e) of this Declaration of Trust, the Chairman and Divestiture Trustee shall use his or her reasonable best efforts to dispose of the capital stock of the JV Holdco through a sale to one or more third parties, through one or more Public Offerings or through a distribution of the interests to the stockholders of Parent in a Spin-off, subject to the prior approval of the Commission and the States. In determining which divestiture to pursue, the Chairman and Divestiture Trustee shall consider which alternative will result in the most viable and competitive entity and may consider which alternative will yield maximum value for the stockholders of Parent after the Effective Time (taking into account tax and other costs and certainty of completion) on the most commercially reasonable terms in order to effectuate the remedial purposes of the Consent Order and the Final Judgment as set forth therein, provided, however, that the Chairman and Divestiture Trustee will not take any action which if taken by the Grantor would be in violation of
Section 7.4 of the Merger Agreement or applicable Law. Notwithstanding any of the foregoing, the Chairman and Divestiture Trustee may prepare to sell the capital stock of the JV Holdco in accordance with this Section 3.01(f) in advance of the expiration of the time periods set forth in Section 12.04 of the LLC Agreements by, without limitation, preparing offering memoranda and registration statements and taking any other action the Chairman and Divestiture Trustee deems advisable.

          (g) The Chairman and Divestiture Trustee may consult with the Advisory Committee regarding tax and accounting matters that may arise in connection with the JV Transfers.

          (h) The Chairman and Divestiture Trustee shall use his or her reasonable best efforts to ensure that the consideration payable in respect of the JV Interest consists solely of cash and be payable in full at the closing of the applicable JV Transfer, subject to the Consent Order and the Final Judgment to the obligation under the Consent Order and the Final Judgment to effectuate such JV Transfer at no minimum price. In the event the Chairman and Divestiture Trustee proposes to accept any other form of consideration or other terms of payment, the Chairman and Divestiture Trustee shall first advise the Advisory Committee, the Commission and the States.

          (i) Notwithstanding any other provision of this Declaration of Trust, the Chairman and Divestiture Trustee shall take all such actions in connection with any JV Transfer as may be required by applicable Law.

          (j) The Chairman and Divestiture Trustee shall have full and complete access to all personnel, books, records, documents, and facilities of Parent, Texaco, TRMI, TRMI East or the Grantor as needed to fulfill the Chairman and Divestiture Trustee's obligations, or to any other relevant information, as the Chairman and Divestiture Trustee may reasonably request, including but not limited to all documents and records kept in the normal course of business that relate to Parent's and Texaco's obligations under the Consent Order and the Final Judgment. Parent, Texaco or the Operating Trustees, as appropriate, shall develop such financial or other information as the Chairman and Divestiture Trustee may reasonably request and shall cooperate with the Chairman and Divestiture Trustee. Neither Parent, Texaco nor the Grantor shall take any action to interfere with or impede the Chairman and Divestiture Trustee's ability to perform his or her responsibilities.

         SECTION 3.02. Distributions. (a) Upon any JV Transfer, the Chairman and Divestiture Trustee shall cause the Trust to distribute to the Grantor the Net Proceeds in respect of such JV Transfer.

          (b) The Chairman and Divestiture Trustee shall cause the Trust to distribute to the Grantor, as promptly as practicable upon the receipt thereof by the Trust, any cash, assets or other property (other than Net Proceeds) received by the Trust or the JV Holdco in respect of the JV Interests, provided, however, that the Chairman and Divestiture Trustee may retain such amounts as may be required to pay any amounts pursuant to Section 4.06(b).

          (c) Except as provided in Section 5.02(b), the Trust shall not distribute the JV Interests, or any instrument representing an equity ownership therein, to the Grantor; provided that, upon completion of the disposition of the last JV Interest, the Chairman and Divestiture Trustee shall distribute the capital stock of the JV Holdco to the Grantor if such capital stock was not disposed of in connection with the disposition of the JV Interests.

          (d) Notwithstanding any other provision of this Declaration of Trust, the Chairman and Divestiture Trustee is authorized to take any action that it determines to be necessary or appropriate to cause the Trust to comply with any federal, state, local and foreign withholding requirement with respect to any payment or distribution by the Trust to the Grantor or any other Person. All amounts so withheld, and, in the manner determined by the Chairman and Divestiture Trustee, amounts withheld with respect to any payment or distribution by any Person to the Trust, shall be treated as distributions to the Grantor. If any such withholding requirement with respect to any Grantor exceeds the amount distributable to the Grantor under this Section 3.02 or
Article 5, the Grantor and any successor or assignee with respect to the Grantor's interest in the Trust will indemnify and hold harmless the Chairman and Divestiture Trustee and the Trust for such excess amount or such withholding requirement, as the case may be (including interest on such amount at the prime rate as published in The Wall Street Journal on the business day prior to the date such amount is paid by the Grantor, compounded semiannually).

          SECTION 3.03. Restrictions on Distributions from the Trust. The foregoing provisions of this Article 3 to the contrary notwithstanding, no distribution shall be made (a) if such distribution would violate any contract or agreement to which the Trust is then a party or any Law, or (b) to the extent that the Chairman and Divestiture Trustee, upon the advice of counsel, determines that any amount otherwise distributable should be retained by the Trust to pay, or to establish a reserve for the payment of, any liability or obligation of the Trust, whether liquidated, fixed, contingent or otherwise.

         SECTION 3.04. Restrictions on Agreements. None of the Co-Trustees shall enter into any contract or agreement that would prevent or materially restrict the JV Transfer.

          SECTION 3.05. Advisory Committee. (a) Concurrently with the execution of this Declaration of Trust, the Grantor shall establish an Advisory Committee. The Advisory Committee shall consist of four members (each, a "Committee Member"), two of which shall be designated by the Grantor at the direction of Parent ("Parent Members") and two of which shall be designated by the Grantor ("Texaco Members"). The Person entitled to so designate or direct the designation of any Committee Member shall have the power to remove, or direct the removal, as applicable, of such Committee Member, with or without cause. If, as a result of death, disability, retirement, resignation, removal or otherwise, there shall exist or occur any vacancy on the Advisory Committee, the Person entitled under this Section to designate or direct the designation of such Committee Member whose death, disability, retirement, resignation or removal resulted in such vacancy may designate or direct the designation of another individual to fill such vacancy. Each Committee member shall be entitled to one vote, and no action shall be taken by the Advisory Committee without the unanimous approval of the Advisory Committee.

          (b) The Advisory Committee shall meet every other week (or at such times as the Advisory Committee shall otherwise agree) with the Chairman and Divestiture Trustee. The Chairman and Divestiture Trustee shall keep the Advisory Committee, the Commission and the States informed of all material developments relating to the JV Transfers and shall advise the Advisory Committee, the Commission and the States as to all material issues that may arise in connection with the JV Transfers, including, without limitation, strategies for completion of the JV Transfers, issues which may affect the timing of the JV Transfers or the value of the Net Proceeds, the methods for executing the JV Transfers and other similar matters.

          SECTION 3.06. The Operating Trustees. (a) The Operating Trustees shall manage the operations of the JV Holdco including the JV Interests. The Operating Trustees shall not consult with the Advisory Committee but shall consult with the Chairman and Divestiture Trustee on any issue which may affect the JV Transfers.

          (b) The Operating Trustees shall have sole and exclusive power and authority to manage TRMI and/or TRMI East (as the case may be), as set forth in this Declaration of Trust and specifically to cause TRMI and TRMI East respectively to exercise the rights, duties and obligations of TRMI and TRMI East under the Equilon and Motiva LLC Agreements. Each Operating Trustee may engage in any other activity such Operating Trustee may deem reasonably necessary, advisable, convenient or incidental in connection therewith and shall exercise such power and authority and carry out the duties and responsibilities of the Operating Trustee in a manner consistent with the purposes of the Consent Order and Final Judgment in consultation with the Commission's staff and the States.

          (c) Each Operating Trustee shall have full and complete access to all personnel, books, records, documents, and facilities of TRMI and/or TRMI East as needed to fulfill such Operating Trustee's obligations, or to any other relevant information, as such Operating Trustee may reasonably request, including but not limited to all documents and records kept in the normal course of business that relate to Texaco's and Parent's obligations under the Consent Order and Final Judgment. Texaco and Parent shall develop such financial or other information as such Operating Trustees may reasonably request and shall cooperate with the Operating Trustees. Texaco and Parent shall take no action to interfere with or impede the Operating Trustees' ability to perform their responsibilities.

          (d) The Operating Trustees shall serve, without bond or other security, at the cost and expense of Texaco. Each Operating Trustee shall have the authority to employ, at the cost and expense of Texaco, such consultants, accountants, attorneys, and other representatives and assistants as are reasonably necessary to carry out such Operating Trustee's duties and responsibilities.

                                    ARTICLE 4
                             MANAGEMENT OF THE TRUST


          SECTION 4.01. Management Generally. Subject to Section 4.02 and
Article 3, the management of the Trust shall be vested in the Operating Trustees and, to the extent set forth in Section 4.02(a), in the Chairman and Divestiture Trustee. Parent, Texaco and the Grantor shall have no part in the management of the Trust, and shall have no authority or right to act on behalf of the Trust in connection with any matter (including, without limitation, the JV Holdco, the JV Interests, or the respective businesses thereof) or to bind the Trust.

          SECTION 4.02. Authority of the Co-Trustees. (a) Subject to Section 4.02(c) and Article 3, the Chairman and Divestiture Trustee shall have the power by itself on behalf and in the name of the Trust to carry out any and all of the objects and purposes of the Trust set forth in Section 2.04 as the same relate to the JV Transfers described in Article 3, and to perform all acts and enter into and perform all contracts and other undertakings which it may deem necessary, advisable, convenient or incidental thereto (other than those powers which are reserved for the Operating Trustees pursuant to Section 4.02(b)), including, without limitation, the power to:

                   (i) enter into, or cause the JV Holdco to enter into, such binding agreements in connection with and providing for the JV Transfers as the Chairman and Divestiture Trustee shall deem reasonable, consistent with the purpose of this Trust (which agreements may provide for indemnification);

                (ii) employ, retain or otherwise secure, or enter into contracts, agreements and other undertakings with, Persons in connection with the JV Transfers including, without limitation, any financial advisors, attorneys and accountants, all on such terms and for such consideration as the Chairman and Divestiture Trustee deems commercially reasonable; provided, however, that any such contracts, agreements or other undertakings and transactions with the Chairman and Divestiture Trustee and the Grantor or any of their respective Affiliates shall be on terms and for consideration which are arm's-length and fair to the parties consistent with the duties of the Chairman and Divestiture Trustee as provided herein;

                (iii) open, maintain and close accounts with banks and others;

                (iv) in connection with the JV Transfers, draw checks or other orders for the payment of monies, and issue all instructions and authorizations to entities regarding the purchase and sale or entering into, as the case may be, of securities, certificates of deposit, bankers acceptances, instruments and investments for the purpose of seeking to achieve the Trust's purposes as well as to facilitate distributions, withdrawals, the payment of Trust expenses and business and affairs of the Trust in general;

                (v) in connection with the JV Transfers, deposit, withdraw, invest, pay, retain and distribute the Trust's funds or other assets in a manner consistent with the provisions of this Declaration of Trust; and

                (vi) authorize any officer, director, employee or other agent of the Co-Trustees (other than the Delaware Trustee) or any employee or agent of the Trust to act for and on behalf of the Trust in any or all of the foregoing matters and all matters incidental thereto.

          (b) (i) Subject to Sections 4.02(b)(ii) and 4.02(c) and except as provided in Article 3, each Operating Trustee shall have the power by itself on behalf of and in the name of the Trust to carry out all of the objects and purposes of the Trust set forth in Section 2.04 as the same relate to the operation of the JV Holdco including the JV Interests and the management and operation of the Trust's business, and to perform all acts and enter into and perform all contracts and other undertakings which it may deem necessary, advisable, convenient or incidental thereto, including without limitation, the power to:

                  (A) exercise voting rights, rights to consent to corporate action and any other rights as owner of the JV Holdco, including those pertaining to the JV Interests, provided, however that such Operating Trustee shall have no power to cause TRMI or TRMI East to vote (I) to authorize Normal Distributions from Equilon in excess of the amount resulting from the formula prescribed in the second sentence of Section 5.01(f) of the Equilon LLC Agreement or from Motiva in excess of the formula prescribed in the first sentence of the Section 5.01(f) of the Motiva LLC Agreement (plus the amount of special distributions already included in Motiva's business plan in order to compensate the members for distributions not paid in 1999) or (II) to propose a Sole Financial Risk Project be undertaken on its behalf in either Equilon or Motiva (provided, that the Operating Trustee may concur with a Sole Financial Risk Methodology proposed by the other members of Equilon or Motiva);

                   (B) employ, retain or otherwise secure, or enter into contracts, agreements or other undertakings with Persons in connection with the management and operation of the JV Holdco including the JV Interests and the management and operation of the Trust's business, all on such terms and for such consideration as such Operating Trustee deems commercially reasonable; provided, however, that any such contracts, agreements or other undertakings and transactions with such Operating Trustee and the Grantor or any of their respective Affiliates shall be on terms and for consideration which are arm's-length and fair to the parties consistent with the duties of such Operating Trustee as provided herein;

                   (C) bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the JV Holdco or the Trust;

                  (D) do any and all acts appropriate as an owner of the JV Holdco, including with respect to the JV Interests, and exercise all rights as an owner of the JV Holdco, with respect to their interests in any property, including, without limitation, the voting of securities, participation in arrangements with creditors, the institution and settlement or compromise of suits and administrative proceedings and other like or similar matters;

                  (E) perform, or supervise the performance of, the management and administrative services necessary for the operation of the Trust;

                  (F) draw checks or other orders for the payment of monies, and issue all instructions and authorizations to entities regarding the purchase and sale or entering into, as the case may be, of securities, certificates of deposit, bankers acceptances, instruments and investments for the purpose of seeking to achieve the Trust's purposes as well as to facilitate distributions, withdrawals, the payment of Trust expenses and business and affairs of the Trust in general;

                  (G) deposit, withdraw, invest, pay, retain and distribute the Trust's funds or other assets in a manner consistent with the provisions of this Declaration of Trust;

                   (H) cause the Trust to carry such indemnification insurance as such Operating Trustee deems necessary to protect it and any other individual or entity entitled to indemnification pursuant to Section 4.05;

                   (I) do any and all acts on behalf of the Trust, and exercise all rights of the Trust, with respect to its interest in any property, including, without limitation, the voting of securities, participation in arrangements with creditors, the institution and settlement or compromise of suits and administrative proceedings and other like or similar matters; and

                   (J) authorize any officer, director, employee or other agent of the Co-Trustees (other than the Delaware Trustee) or any employee or agent of the Trust to act for and on behalf of the Trust in any or all of the foregoing matters and all matters incidental thereto.

          (ii) The TRMI Operating Trustee shall manage the operation of TRMI, and the TRMI East Operating Trustee shall manage the operation of TRMI East. In each case, the Operating Trustee shall manage the operation of the relevant JV Holdco in a manner, in the good faith judgment of such Trustee, that ensures the continuation of Equilon or Motiva, as applicable, as an ongoing, independent, competitive, viable business engaged in the same businesses as it is presently engaged, without favoring the interests of Parent, Texaco or any owner of Equilon or Motiva over the interest of any other owner, and in compliance with all applicable Laws, the Consent Order and the Final Judgment.

          (c) Notwithstanding any provision of this Declaration of Trust, none of the Co-Trustees shall (i) reorganize the interests owned by the JV Holdco, contribute the JV Interests to any Person, merge, distribute or otherwise reorganize and dissolve the JV Holdco, unless such a reorganization is required to effect a JV Transfer, and in each case, only upon receipt of a legal opinion that such reorganization does not adversely effect the salability of the JV Interests, or (ii) amend or agree to amend any of the Equilon Joint Venture Documents or the Motiva Joint Venture Documents, in each case as those terms are defined in the LLC Agreements. The Co-Trustees shall act consistently with the Consent Order and the Final Judgment.

          (d) In the event that the Chairman and Divestiture Trustee and/or the Operating Trustees shall be unable to agree as to whether any particular action or inaction shall be properly within the powers of the Chairman and Divestiture Trustee or an Operating Trustee, any Co-Trustee may request the Commission and the States to, and if so requested the Commission and the States shall, resolve any such dispute. Resolution by the Commission and the States of any such dispute shall be conclusive and binding on the Chairman and Divestiture Trustee and the Operating Trustees.

          SECTION 4.03. Reliance by Third Parties. Persons dealing with the Trust are entitled to rely conclusively upon the certificate of the Chairman and Divestiture Trustee or an Operating Trustee, as applicable, to the effect that it is then acting as the Chairman and Divestiture Trustee or Operating Trustee, as applicable, and upon the power and authority of such Co-Trustee and any employee or agent of such Co-Trustee or the Trust as herein set forth.

         SECTION 4.04. Exculpation. No Covered Person shall be liable to the Grantor, Parent, Texaco or the Trust for any act or failure to act on behalf of the Trust, unless such act or failure to act resulted from the gross negligence, fraud, reckless disregard, willful violation of Law, material and willful violation of this Declaration of Trust or intentional misconduct of the Covered Person. Each Covered Person may consult with counsel and accountants in respect of Trust affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel or accountants. In addition, none of the Co-Trustees shall be liable for the negligence, dishonesty or bad faith of any employee, broker or other representative selected by such Co-Trustee with reasonable care. Notwithstanding any of the foregoing to the contrary, the provisions of this Section 4.04 shall not be construed so as to relieve (or attempt to relieve) any Covered Person of any liability, to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable Law, but shall be construed so as to effectuate the provisions of this Section 4.04 to the fullest extent permitted by law.

          SECTION 4.05. Indemnification. (a) Texaco shall indemnify and hold harmless each Covered Person from and against any loss, expense, judgment, settlement cost, fee and related expenses (including reasonable attorneys' fees and expenses), costs or damages suffered or sustained by or imposed on a Covered Person in any way relating to or arising out of this Declaration of Trust, the Trust or the management or administration of the Trust or in connection with the business or affairs of the Trust or the activities of such Covered Person on behalf of the Trust as long as such Covered Person has not acted with gross negligence, fraud, reckless disregard, or intentional misconduct, or in willful violation of Law or material and willful violation of this Declaration of Trust. Texaco shall advance to any Covered Person reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any action or proceeding which arises out of conduct which is the subject of the indemnification provided hereunder. Each of the Chairman and Divestiture Trustee and the Operating Trustees hereby agrees and each other Covered Person shall agree, that in the event such Covered Person receives any such advance, such Covered Person shall reimburse Texaco for such advance to the extent that it shall be finally judicially determined that such Covered Person was not entitled to indemnification under this Section 4.05. The provisions of this Section 4.05 shall survive termination of this Declaration of Trust.

          (b) Notwithstanding any of the foregoing to the contrary, the provisions of this Section 4.05 shall not be construed so as to provide for the indemnification of any Covered Person for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable Law or such liability may not be waived, modified or limited under applicable Law, but shall be construed so as to effectuate the provisions of this Section 4.05 to the fullest extent permitted by law.

         SECTION 4.06. Payment of Costs and Expenses. (a) Texaco shall be responsible for all legal and accounting fees, costs and other expenses incurred by the Trust and the Co-Trustees in connection with the initial structuring and organization of the Trust.

          (b) The Operating Trustees shall provide to the Chairman and Divestiture Trustee, and the Chairman and Divestiture Trustee shall provide to Texaco, within 10 days following the end of every month, an accounting of any fees and expenses to be paid or payable by the Trust during that month, together with supporting documentation, and an estimate of fees and expenses reasonably likely to be incurred in the following month. In the event the liquid assets of the Trust then available or which are expected to be available shall be insufficient to pay such fees and expenses (it being understood that the Co-Trustees are neither required nor permitted to sell any portion of the JV Interests in order to obtain cash to pay such expenses), Texaco shall, within 10 days of receipt of a request for funds, contribute to the Trust any amount necessary to pay such fees and expenses. Except as otherwise provided herein, all ongoing Trust expenses, including, but not limited to, all investment-related expenses, including all taxes imposed on or payable by the Trust and investment expenses (i.e., expenses which the Chairman and Divestiture Trustee reasonably determines to be directly related to the investment of the Trust's assets), all fees payable by Texaco to the Co-Trustees, legal expenses, financial advisory, auditing and tax preparation expenses, mailing expenses, printing and postage expenses, insurance expenses, external accounting expenses related to the Trust and its investments and extraordinary expenses (such as litigation and indemnification of the Co-Trustees) shall be paid by the Trust as provided in this Section 4.06(b).

          SECTION 4.07. Assignability of Interest. The Grantor may not assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of the Trust Interests in whole or in part to any Person except that the Grantor may assign its right to receive any distributions made pursuant to Section 3.02 or 5.02 to any Person.

          SECTION 4.08. Resignation, Removal and Replacement of Co-Trustees.

          (a) Any Co-Trustee may resign effective at any time upon 30 days' prior written notice to the Grantor provided, that the Delaware Trustee's resignation shall not be effective until a replacement Delaware Trustee satisfying the requirements of Section 3807 of the Act has been selected and has accepted its appointment.

          (b) If, for any reason, the Chairman and Divestiture Trustee cannot serve or cannot continue to serve as Chairman and Divestiture Trustee, or fails to act diligently, the Commission and the States shall select a replacement Chairman and Divestiture Trustee, subject to the consen of the Grantor, which consent shall not be unreasonably withheld. If the Grantor has not opposed, in writing, including the reasons for opposing, the selection of any replacement Chairman and Divestiture Trustee within ten (10) days after notice by the staff of the Commission and the States to the Grantor of the identity of any proposed replacement Chairman and Divestiture Trustee, the Grantor shall be deemed to have consented to the selection of the proposed replacement Chairman and Divestiture Trustee. The replacement Chairman and Divestiture Trustee shall be a person with experience and expertise in acquisitions and divestitures.

          (c) If, for any reason, an Operating Trustee cannot serve or cannot continue to serve in such capacity or fails to act diligently, the Commission and the States shall select a replacement Operating Trustee, subject to the consent of the Grantor, which consent shall not be unreasonably withheld. If the Grantor has not opposed, in writing, including the reasons for opposing, the selection of any replacement Operating Trustee within ten (10) days after notice by the staff of the Commission to the Grantor of the identity of any proposed replacement Operating Trustee, the Grantor shall be deemed to have consented to the selection of the proposed replacement Operating Trustee. The replacement Operating Trustee shall be a person with experience and expertise in the management of businesses of the type engaged in by Equilon and Motiva.

          (d) The Grantor may remove the Delaware Trustee. Upon the resignation or removal of the Delaware Trustee, the Grantor shall select a new Delaware Trustee and shall notify the Commission and the States of such selection.



                                    ARTICLE 5
                           DISSOLUTION AND WINDING-UP

          SECTION 5.01. Events Causing Dissolution. The Trust shall be dissolved and its affairs shall be wound up, in the absence of objection from the Commission and the States after 30 days' notice, only upon the occurrence of any of the following events:

          (a) twenty-four months from the Effective Time, provided, however, that if the JV Interests have not then been fully divested and all other purposes of the Consent Order and the Final Judgment have not then been fulfilled, such date shall be automatically extended for eighteen months and thereafter for successive periods of eighteen months until such conditions have been met;

         (b) upon the completion of the JV Transfers and the final distribution of the Net Proceeds, if any;

         (c) upon the termination of the Merger Agreement; or

         (d) the entry of a decree of judicial dissolution.

         SECTION 5.02. Winding-up. Upon dissolution of the Trust, the TRMI Operating Trustee shall carry out the winding up of the Trust's affairs and shall, within no more than 30 days after completion of a final audit of the Trust's books and records (which shall be performed within 90 days of such dissolution):

         (a) make distributions, out of Trust assets, in the following manner and order:

                    (i) to satisfaction (whether by payment or reasonable provision therefor) of claims of all creditors of the Trust (other than the Grantor); and

                   (ii) to satisfaction (whether by payment or reasonable provision therefor) of the claims of the Grantor as creditor of the Trust (and any remaining assets, which shall include any rights to receive any portion of the purchase price or other payments in respect of a JV Interest payable following such dissolution, shall thereafter be distributed to the Grantor); and

          (b) distribute, in the event the Trust is dissolved pursuant to
Section 5.01, any remaining assets of the Trust, including, if applicable, the capital stock of the JV Holdco if such capital stock was not disposed of in connection with the disposition of the JV Interests, to the Grantor.

         SECTION 5.03. Cancellation of Certificate. Notwithstanding anything to the contrary in this Declaration of Trust, the existence of the Trust as a separate legal entity shall continue until the cancellation of the Certificate of Trust in accordance with the Act.



                                    ARTICLE 6
                     BOOKS AND RECORDS; TAX RETURNS; REPORTS

          SECTION 6.01. Books and Records. The books and records of the Trust shall be maintained at the principal office of the Trust. The Trust may maintain such other books and records and may provide such financial or other statements as the TRMI Operating Trustee in its discretion deems advisable.

         SECTION 6.02. Accounting; Tax Year. (a) The books and records of the Trust shall be kept on the accrual basis. To the extent permitted by Law, the Trust may report its operations for tax purposes in accordance with GAAP. The taxable year of the Trust shall be the same as that of the Grantor.

          (b) The books and records of the Trust shall be audited by Accountants as of the end of each Fiscal Year, commencing with the first partial Fiscal Year, of the Trust.

          SECTION 6.03. Filing of Tax Returns. The TRMI Operating Trustee shall prepare and file, or cause the Accountants of the Trust to prepare and file, to the extent required under Law, information returns for each tax year of the Trust.

          SECTION 6.04. Reports. (a) The Chairman and Divestiture Trustee shall report in writing to the Commission, the Grantor and the States thirty (30) days after the Effective Time and every thirty (30) days thereafter concerning the Chairman and Divestiture Trustee's efforts to accomplish the requirements of the Consent Order and the Final Judgment until such time as the divestitures required by Paragraph II of the Consent Order and Section III of the Final Judgment have been accomplished and Texaco and Parent have notified the Commission and the States that the divestitures have been accomplished. Such reports shall set forth the Chairman and Divestiture Trustee's efforts to effect the JV Transfers, including (i) a summary of all discussions and negotiations held with, and the identities of, all interested Persons, and (ii) copies of offers, counter offers and correspondence concerning a proposed JV Transfer. A copy of each such report shall also be delivered to the Advisory Committee.

          (b) In addition, the Chairman and Divestiture Trustee and the Operating Trustees shall provide to the Grantor and the Advisory Committee, with a copy to the Commission and the States, such information (i) with respect to the financial condition of the JV Interests, and such other information about the Trust and its activities as Parent or Grantor may require for financial or tax reporting purposes or to comply with any requirements imposed on Parent or Grantor under applicable Law, or (ii) as Parent or Grantor may request, but in the case of clause (ii), only with the approval of the Commission and the States.

          (c) Each Operating Trustee shall report in writing to the Commission and the States thirty (30) days after the Effective Time and every thirty (30) days thereafter concerning the performance of his or her duties under the Consent Order and the Final Judgment and this Declaration of Trust. Each Operating Trustee shall serve until such time as Texaco and Parent have complied with their obligation to divest TRMI and/or TRMI East, as applicable, as required by the Consent Order and the Final Judgment, and Texaco and Parent have notified the Commission and the States that the divestitures have been accomplished.

          SECTION 6.05. Confidentiality Provisions and Limitations on Access. The Chairman and Divestiture Trustee and the Operating Trustees may, to the maximum extent permitted by applicable Law, keep confidential from the Grantor and the Advisory Committee any information the Chairman and Divestiture Trustee or an Operating Trustee, as the case may be, reasonably believes the Trust or such Trustee is required by Law or contract to keep confidential.




                                    ARTICLE 7
                                  MISCELLANEOUS

          SECTION 7.01. General. This Declaration of Trust may be executed, through the use of separate signature pages or in any number of counterparts with the same effect as if the parties executing such counterparts had all executed one counterpart.

          SECTION 7.02. Amendments to this Declaration of Trust. The terms and provisions of this Declaration of Trust may be modified or amended at any time and from time to time with the written consent of the Grantor, Parent, the Operating Trustees and the Chairman and Divestiture Trustee and subject to the approval of the Commission and the States, insofar as is consistent with the Laws governing this Declaration of Trust, provided, however, that the rights, duties, responsibilities and compensation of the Delaware Trustee shall not be changed without the prior written consent of the Delaware Trustee.

          SECTION 7.03. Choice of Law. Notwithstanding the place where this Declaration of Trust may be executed by any of the parties thereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of Delaware without regard to principles of conflict of laws and, without limitation thereof, that the Act as now adopted or as may be hereafter amended shall govern the Business Trust aspects of the Declaration of Trust.

         SECTION 7.04. Notices. Each notice relating to this Declaration of Trust Shall be in writing and delivered in person, by facsimile or by registered or certified mail and shall be given,

         if to the Delaware Trustee, to:

                                      Wilmington Trust Company
                                      1100 North Market Street
                                      Wilmington, DE 19890
                                      Facsimile: 302-651-8882
                                      Attention:  Corporate Trust Administration

          if to the TRMI Operating Trustee, to:

                                      Joe B. Foster

          if to the TRMI East Operating Trustee, to:

                                      John C. Linehan

          if to the Chairman and Divestiture Trustee, to:

                                      Robert A. Falise
          if to the Grantor or to Texaco, to:

                                      Texaco Inc.
                                      2000 Westchester Avenue
                                      White Plains, NY  10650
                                      Facsimile: (914) 253-4280
                                      Attention:  William M. Wicker
                                                  Senior Vice President


          if to Parent, to:

                                      Chevron Corporation
                                      575 Market Street
                                      San Francisco, CA  94105
                                      Facsimile: (415) 894-6017
                                      Attention: Harvey D. Hinman, Esq.
                                                 Vice President and General
                                                 Counsel

          if to the Commission, to:

                                      Federal Trade Commission
                                      600 Pennsylvania Avenue, N.W.
                                      Washington, D.C.  20580
                                      Facsimile:  (202) 326-2655
                                      Attention:  Assistant Director Compliance
                                                  Division

          if to the States, to:

                                      Margaret Spencer
                                      Deputy Attorney General
                                      California Department of Justice
                                      Antitrust Division
                                      300 South Spring Street, Suite 500
                                      Los Angeles, CA 90013
                                      Facsimile:  (213) 897-2801

or to such other address or telecopier number as such party may hereafter specify for the purpose by notice to the other parties.

          Unless otherwise specifically provided in this Declaration of Trust, a notice shall be deemed to have been effectively given when faxed or mailed by registered or certified mail to the proper address or when delivered in person.

          SECTION 7.05. Expenses. Except as expressly provided herein, all costs and expenses incurred by the parties hereto in connection with this Declaration of Trust (including the costs and expenses incurred by such party in connection with the execution hereof) shall be paid by the party incurring such cost or expense.

         SECTION 7.06. Headings. The titles to the Articles and the headings of the Sections of this Declaration of Trust are for convenience of reference only, and are not to be considered in constructing the terms and provisions of this Declaration of Trust.

          SECTION 7.07. Construction and Interpretation. This Declaration of Trust constitutes the entire agreement among the parties hereof with respect to the subject matter hereof. This Declaration of Trust supersedes any prior agreements or understanding among the parties and may not be modified or amended in any manner other than as set forth herein. To the extent there is any conflict between the provisions of this Declaration of Trust and the provisions of the Consent Order, the Consent Order shall control. To the extent there is any conflict between the provisions of this Declaration of Trust and the provisions of the Final Judgment, the Final Judgment shall control. If any question should arise with respect to the operation of the Trust, which is not otherwise specifically provided for in this Declaration of Trust or the Act, or with respect to the interpretation of this Declaration of Trust, the TRMI Operating Trustee subject to the approval of the Commission and the States is hereby authorized to make a final determination with respect to any such question and to interpret this Declaration of Trust in such a manner as it shall deem fair and equitable, and its determination and interpretations so made shall be final and binding on all parties. Whenever possible, the provisions of this Declaration of Trust shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Declaration of Trust shall be unenforceable or invalid under said applicable law, such provision shall be ineffective only to the extent of such unenforceability or invalidity, and the remaining provisions of this Declaration of Trust shall continue to be binding and in full force and effect.

          SECTION 7.08. Limitation of Co-Trustee's Liability. Except as expressly set forth in this Declaration of Trust, each Co-Trustee acts solely as a trustee hereunder and not in its individual capacity, and all Persons having any claim against any Co-Trustee by reason of the transactions contemplated by this Declaration of Trust shall look only to the Trust's property for payment or satisfaction thereof.

          SECTION 7.09. Guarantee from Parent. Parent hereby guarantees all payment obligations of Texaco under this Declaration of Trust arising after the Effective Time.

          SECTION 7.10. Approval by the Commission and the States. Where this Declaration of Trust grants approval rights to both the Commission and the States as to any matter, the applicable Co-Trustee shall endeavor to obtain approvals from both; provided, however, in the event of a disagreement between the Commission and the States with respect to any such matter, the decision of the Commission shall control if the States do not act within ten days after the

Commission has decided.

         IN WITNESS WHEREOF, the parties have executed this instrument as of the date first above written.

                                             CHAIRMAN AND
                                             DIVESTITURE TRUSTEE:
                                             ROBERT A. FALISE


                                             ---------------------------
                                             Name:  Robert A. Falise



                                             TRMI OPERATING TRUSTEE:
                                             JOE B. FOSTER


                                             ---------------------------
                                             Name:  Joe B. Foster



                                             TRMI EAST OPERATING TRUSTEE:
                                             JOHN C. LINEHAN


                                             ----------------------------
                                             Name:  John C. Linehan



                                             DELAWARE TRUSTEE:
                                             WILMINGTON TRUST COMPANY,
                                             as trustee and not in its
                                             individual capacity


                                             By:-------------------------
                                                  Name:
                                                  Title:

                                             GRANTOR:
                                             --------------------------


                                             By:-----------------------------
                                                  Name:
                                                  Title:



                                             CHEVRON CORPORATION


                                             By:-----------------------------
                                                  Name:
                                                  Title:


                                             TEXACO INC.


                                             By:--------------------------------
                                                  Name:
                                                  Title:

                                                                       Annex I-A

                      Definition of "Normal Distributions"
                      ------------------------------------


         "Normal Distributions" has the meaning set forth in Section 5.01(f) of the Equilon LLC Agreement or the Motiva LLC Agreement, as the circumstance requires. Excerpts from the LLC Agreements are set forth below.

                                    * * * * *
Equilon LLC Agreement:
----------------------

         Excerpts from Equilon LLC Agreement Section 5.01:

                   (f) The Principal Members shall determine, not less frequently than quarterly, the amount then available for distribution to the Members (after making distributions with respect to any Sole Financial Risk Projects, distributions with respect to any Deepwater GOM Transportation Systems and Tax Distributions) and the amount that the Company will distribute to the Members ("Normal Distributions"). Subject to the restrictions in Section 5.01(g), 5.01(h), unless agreed otherwise by Unanimous Approval, Normal Distributions for a Fiscal Year should be reflected in the Annual Budget and paid at a level approximating the greater of (A) 50% of the Company's Net Income during that Fiscal Year, excluding from Net Income (i) the amount of any distributions due or made with respect to Sole Financial Risk Projects, (ii) the amount of any distributions due or made pursuant to Annex B hereto, and (iii) the amount of Tax Distributions due or made for such Fiscal Year or (B) during the first twelve months from the Effective Time, 8% to 10% of the total of the balances in the Members' equity accounts (excluding any amounts associated with Sole Financial Risk Projects or Thirdco Transportation Systems), as noted in the Company's audited financial statements as of December 31 of the preceding Fiscal Year, and 10% of such total for each year thereafter. However, it is recognized that the Principal Members may unanimously agree to cause the Company to make Normal Distributions in amounts greater or less than described in the preceding sentence in furtherance of the investment opportunities of the Members and the prudent management of the Company.

                   (g) Notwithstanding Section 5.01(f) above, in the event either Principal Member believes, in its sole discretion, that payment of a Normal Distribution in an amount calculated pursuant to the formula set forth in the second sentence of Section 5.01(f) would be imprudent, and so notifies the other Principal Member in writing (a "Dividend Reduction Notice"), Normal Distributions thereafter payable shall be in amounts agreed by Unanimous Approval until such Dividend Reduction Notice is withdrawn or the Principal Members adopt a new method of calculating Normal Distributions. Following delivery of a Dividend Reduction Notice, the Principal Members shall consult in good faith to adopt a new method of calculating Normal Distributions. At any time 180 or more days after receipt of a Dividend Reduction Notice, so long as such

         Dividend Reduction Notice remains outstanding, the Principal Member in receipt of such Dividend Reduction Notice may initiate dissolution proceedings pursuant to Article 14 by delivering written notice thereof to the other Principal Member (a "Dividend Deadlock Notice").

                   (h) Notwithstanding any provision of this Agreement to the contrary, (i) no distributions shall be made pursuant to this Agreement except to the extent permitted under the Delaware Act and other Applicable Laws and (ii) a distribution of cash otherwise required by
         Section 5.01, (A) unless otherwise agreed by Unanimous Approval, shall not be made to the extent that, after giving effect to such distribution, taking into account the Company's expected cash flow, the Company would have insufficient financial resources (including amounts that could be borrowed under the Financing Facilities or any other credit facility, then existing or which can prudently be put in place, of the Company) to satisfy its minimum operating requirements, to make any required payments under the terms of the outstanding Indebtedness and to make any capital expenditures that it is then legally obligated to make, and (B) shall be subject to any restrictions then applicable under the Financing Documents or then. applicable to any other Indebtedness of the Company or its Subsidiaries incurred in accordance herewith.

                   Selected Definitions:1

                   "Annual Budget" means the Initial Budget, an Approved Annual Budget or a Default Budget.

                   "Approved Annual Budget" is defined in Section 6.12(b) of the LLC Agreement [and generally means a proposed annual budget that receives Unanimous Approval].

                   "Default Budget" is defined in Section 6.12(c) of the LLC Agreement [and generally means a budget, based on a specified formula, for any fiscal year for which no proposed budget is approved].

                   "Effective Time" is defined in Section 2.03 of the Master Agreement [and generally means 12:01 a.m. (New York time) on January 1, 1998].

                   "Fiscal Year" means each fiscal year referred to in Section
         8.01 of the LLC Agreement [and generally means each fiscal year of the Company ending on December 31 in each year].

                   "Initial Budget" is defined in Section 6.12(a) of the LLC Agreement [and generally means the Company's budget for the period from the Effective Time through the end of the Company's first full Fiscal Year].

----------------------
1 The information appearing in square brackets below is not part of the formal definition of each term, and is provided only for the convenience of the reader.

                   "Net Income or Net Loss" means the taxable income or loss of the Company for federal income tax purposes, determined in accordance with Section 703(a) of the Code (and for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), increased by the income and gain exempt from federal income tax, and decreased by expenditures of the Company described in
         Section 705(a)(2)(B) of the Code (including expenditures treated as described in Section 705(a)(2)(B) of the Code under Regulation Section 1.704-1(b)(2)(iv)(i)); provided, that with respect to property that has been contributed by a Member or revalued pursuant to Regulation Section 1.704-1(b)(2)(iv)(f), gain or loss and depreciation, depletion, amortization and cost recovery deductions shall be determined as computed for "book" purposes in accordance with Regulation Section 1.704-1(b)(2)(iv)(g); provided further, that to the extent an adjustment to the adjusted basis of any Company asset pursuant to
         Section 734(b) of the Code is required, pursuant to Regulation Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining capital accounts as a result of a distribution other than in liquidation of a Member's interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Net Income or Net Loss. To the extent consistent with the foregoing, Net Income and Net Loss shall be determined under the accrual method of accounting and in accordance with GAAP.

                   "Tax Distributions" means distributions pursuant to Section 5.01(b) of the LLC Agreement.

                   "Unanimous Approval" means, with respect to any action or matter requiring approval of the Principal Members at any time, the approval, by vote at a meeting or by written consent in accordance with
         Article 6 of the LLC Agreement, of all of the Principal Members eligible to vote on such action or matter pursuant to the terms of the LLC Agreement.

                                    * * * * *

Motiva LLC Agreement:
---------------------

         Excerpts from Motiva LLC Agreement Section 5.01:

         (f) Subject to the restrictions in Section 5.01(h), the amount which will be distributed to Members (after making distributions with respect to any Sole Financial Risk Projects and distributions pursuant to Section 5.0 1(b)) ("Normal Distributions") for a Fiscal Year should be reflected in the Annual Budget and paid. not less frequently than quarterly, at a level approximating the greater of (i) 50% of the difference between (A) the Company's financial statement earnings before tax (excluding the impact of asset write downs, severance and relocation costs and other unusual and out-of-period items, in each case, associated with start-up of the Company ("Organizational Extraordinary Items")), as may be modified by Unanimous

Approval to reflect extraordinary items other than Organizational Extraordinary Items (such sum, "Earnings") during such Fiscal Year and (B) the sum of (1) the amount of any distributions due or made with respect to Sole Financial Risk Projects for such Fiscal Year and (2) the amount of Tax Distributions due or made for such Fiscal Year (such difference, "Earnings Before Normal Distributions") or (ii) (A) during the first twelve months from the Effective Time, 8% to 10% (as determined by Majority Approval within such range) of the total of the balances in the Members' book equity accounts (excluding any amounts associated with Sole Financial Risk Projects) (the "Equity Balance") as of the Effective Time and (B) thereafter, 10% of the Equity Balance as reflected in the Company's audited financial statements as of December 31 for the immediately preceding Fiscal Year. To the extent that actual Earnings for a Fiscal Year differs from Earnings set forth in the Annual Budget for the same Fiscal Year, or to the extent that the actual Equity Balance for such Fiscal Year differs from the Equity Balance set forth in the Annual Budget for the same Fiscal Year, and if such differences would change the Normal Distribution amounts calculated pursuant to the preceding sentence, an adjustment to correct the Normal Distributions previously paid will be made in the first quarter Normal Distribution of the following Fiscal Year (or at such earlier date as agreed by Unanimous Approval) and in subsequent Normal Distributions, as necessary. It is recognized that the Principal Members may agree by Unanimous Approval to cause the Company to make Normal Distributions in amounts greater or less than described in the first sentence of this Section 5.01(f) in furtherance of the investment opportunities of the Members and the prudent management of the Company. Notwithstanding any provision of this Agreement to the contrary, to the extent that Normal Distributions exceed Earnings Before Normal Distributions (in each case, on a cumulative basis, but excluding from such cumulative Earnings Before Normal Distributions the results of any Fiscal Year in which Earnings Before Normal Distributions are less than zero) by an amount greater than 5% (or such other amount as determined from time to time by Unanimous Approval) of the sum of (x) the Equity Balance existing as of the Effective Time and (y) all subsequent capital contributions by the Members (other than contributions associated with Sole Financial Risk Projects) (such sum, the "Base Equity Amount"), Unanimous Approval will be required to make such Normal Distributions. In addition, Unanimous Approval would be required for any Normal Distribution which would reduce the Equity Balance to any amount below the Base Equity Amount if, at the time the Normal Distribution was to be paid or after making such Normal Distribution, the credit rating on the Company's long term indebtedness was or would be below investment grade or classified at the lowest level of investment grade with a negative outlook. If such Unanimous Approval is not obtained in either of the above cases, the CEO shall submit a new Proposed Budget as soon as possible but in any case, not longer than ninety days after the Members Committee's vote on such Normal Distribution. In the event such Proposed Budget fails to receive Unanimous Approval, such failure shall constitute a persistent inability of the Principal Members to agree on a course of action with respect to a material matter despite good faith efforts to reach agreement, which inability has persisted for over 30 days after such inability first arose, within the meaning of Section 6.10. For each quarter in any Fiscal Year in which the Company operates pursuant to a Default Budget as a result of the failure to achieve Unanimous Approval for any Proposed Budget proposed pursuant to this Section 5.01(f), the Company shall make Normal Distributions in an aggregate amount equal to the lesser of (A) the sum of (x) one hundred percent (100%) of the Company's Earnings Before Normal Distributions for the immediately preceding quarter (which shall in no event be less than zero) plus
(y) for up
to twelve quarters. one-fourth of one percent (0.25%) of the Base Equity Amount and (B) two and one-half percent (2.5%) of the Equity Balance as noted in the Company's financial statements for the last day of the immediately preceding quarter.

         (g) Prior to each Normal Distribution which falls subsequent to the end of the first full Fiscal Year and prior to the calculation, if any, of provisional Ownership Percentages (or, with regard to the period after the seventh full Fiscal Year, Final Ownership Percentages) for the Fiscal Year in which such Normal Distribution is to be made, the Company shall make a good faith estimate of the Ownership Percentage of each Member to be effective with respect to distributions made during such Fiscal Year (based on the information then available), and distributions shall be made to the Members on the basis of such good faith estimate. In the event that it is subsequently determined that the Normal Distributions required to be made to such Member for such Fiscal Year exceed or are less than the Normal Distributions made on the basis of the Ownership Percentages estimated pursuant to the immediately preceding sentence, the Company shall make appropriate adjustments to the amount of subsequent Normal Distributions in order to give effect to the net cumulative amount of such excess or deficiency, as the case may be. as promptly as possible.

         (h) Notwithstanding any provision of this Agreement to the contrary,
(i) no distributions shall be made pursuant to this Agreement except to the extent permitted under the Delaware Act and other Applicable Laws and (ii) a distribution of cash otherwise required by Section 5.01, (A) unless otherwise agreed by Unanimous Approval, shall not be made to the extent that, after giving effect to such distribution, taking into account the Company's expected cash flow, the Company would have insufficient financial resources (including amounts that could be borrowed under the Financing Facilities or any other credit facility, then existing or which can prudently be put in place, of the Company) to satisfy its operating requirements, to make any required payments under the terms of the outstanding Indebtedness and to make any capital expenditures that it is then legally obligated to make, and (B) shall be subject to any restrictions then applicable under the Financing Documents or then applicable to any other Indebtedness of the Company or its Subsidiaries incurred in accordance herewith.

         Selected Definitions:2

                   "Annual Budget" means the Initial Budget, an Approved Annual Budget or a Default Budget.

                   "Approved Annual Budget" is defined in Section 6.12(b) of the LLC Agreement [and generally means a proposed budget that receives Unanimous Approval].

                   "Default Budget" is defined in Section 6.12(c) of the LLC Agreement [and generally means a budget, based on a specified formula, for any fiscal year for which no proposed budget is approved].

-------------------
2 The information appearing in square brackets below is not part of the formal definition of each term, and is provided only for the convenience of the reader.

                   "Effective Time" is defined in Section 2.04 of the Master Agreement [and generally means 12:01 a.m. (New York time) on the Closing Date].

                   "Fiscal Year" means each fiscal year referred to in Section
         8.01 of the LLC Agreement [and generally means each fiscal year of the Company ending on December 31 in each year].

                   "Initial Budget" is defined in Section 6.12(a) of the LLC Agreement [and generally means the Company's budget for the period from the Effective Time through the end of 1998].

                   "Tax Distributions" means distributions pursuant to Section 5.01(b) of the LLC Agreement.

                   "Unanimous Approval" means, with respect to any action or matter requiring approval of the Principal Members at any time, the approval, by vote at a meeting or by written consent in accordance with
         Article 6 of the LLC Agreement, of all of the Principal Members eligible to vote on such action or matter pursuant to the terms of the LLC Agreement.

                                                                       Annex I-B

                 Definition of "Sole Financial Risk Methodology"
                 -----------------------------------------------


         "Sole Financial Risk Methodology" has the meaning set forth in Section 7.01(a) of the Equilon LLC Agreement or the Motiva LLC Agreement, as the circumstance requires. As set forth in the LLC Agreements, "Sole Financial Risk Methodology" refers to (A) the manner of determining the cost of making and operating a Sole Financial Risk Project and (B) a formula and all necessary related methodology required to apportion future revenues and expenses between a Sole Financial Risk Project and all other activities of a JV, including any other Sole Financial Risk Project.




                                                                       Annex I-C

                   Definition of "Sole Financial Risk Project"
                   -------------------------------------------


         "Sole Financial Risk Project" has the meaning set forth in Section 7.01(a) of the Equilon LLC Agreement or the Motiva LLC Agreement, as the circumstance requires. As set forth the LLC Agreements, if a member of a JV desires that the JV make a capital improvement (above specific investment levels) but the other member(s) do not approve such improvement or funding therefor is not available, the member who desires such capital improvement may direct that the JV make such capital improvement at such member's sole cost and expense. This is referred to as a "Sole Financial Risk Project" in the LLC Agreements.

                                                                      Annex II-A

              Sections 12.04 and 12.05 of the Equilon LLC Agreement
              -----------------------------------------------------
                                       and
                                       ---
                             Selected Defined Terms
                             ----------------------


         SECTION 12.04. Rights to Acquire Interest in Certain Events. (a) In the event of a Change of Control of any Member (the "Changed Member") or an Event of Default in respect of any Member (the "Defaulting Member"), the Principal Member affiliated with the Changed Member or the Defaulting Member, as the case may be, shall, following such Change of Control or such Event of Default, as the case may be, promptly notify the Other Principal Member in writing of such event, setting forth the date and circumstances of the Change of Control and the identity of the Third Party that has acquired control of the Changed Member or the circumstances of such Event of Default, as applicable. If the Principal Member that is, or that is affiliated with, the Changed Member or the Defaulting Member, as the case may be, fails to give such notice, the Other Principal Member may give such notice. Promptly after delivery of any such notice by any Principal Member, or of otherwise ascertaining that such Change of Control or Event of Default has occurred, the Principal Members shall cause Fair Market Value of the Company to be determined in accordance with Section 12.05.

         (b) Within 30 days following the determination of Fair Market Value of the Company, the Principal Member that is not affiliated with the Changed Member or the Defaulting Member, as the case may be, may provide a notice (the Principal Member providing such notice, a "Triggering Member"), to the Principal Member that is affiliated with the Changed Member or the Defaulting Member, as the case may be, indicating its desire to acquire the Ownership Interest of such Member's Principal Member Group for the Applicable Change Price, and setting forth the date on which such Triggering Member intends to acquire such Ownership Interest pursuant to this Section 12.04, which date shall be as soon as practicable after delivery of the notice delivered by a Triggering Member pursuant to this Section 12.04(b). If the Triggering Member provides such notice, it shall have the right to acquire all but not less than all of the Ownership Interest of the Principal Member Group of the Changed Member or the Defaulting Member, as the case may be, subject to the provisions of Section 12.04(c), for the Applicable Change Price. As used in this Agreement, the term "Applicable Change Price" means, with respect to any Principal Member Group's Ownership Interest, (x) 90% of the Fair Market Value of the Company multiplied by (y) such Principal Member Group's Ownership Percentage.

         (c) Upon the consummation of any purchase and sale pursuant to this
Section 12.04(c), each Member of the Principal Member Group of the Changed Member or Defaulting Member, as the case may be, shall deliver its Ownership Interest, free and clear of all Liens (other than any Lien created under the Financing Documents), together with duly executed written instruments of transfer with respect thereto, in form and substance reasonably satisfactory to the purchasing Member, against payment of the Applicable Change Price by wire transfer, in immediately available funds, to the bank account of the Principal Member that is or is affiliated with the Changed Member or Defaulting Member designated for such purpose at least two Business Days prior to the date of such purchase and sale; provided that certain Intellectual Property licenses granted by the Principal Member that is or is affiliated with the Changed Member or the Defaulting Member, as the case may be, shall terminate in accordance with the Shell Intellectual Property Agreements or the Texaco Intellectual Property Agreements, as the case may be.

         SECTION 12.05. Valuation Procedures. (a) Promptly following delivery of any notice pursuant to Section 12.04(a), the Principal Members will seek to agree on the Fair Market Value of the Company.

         (b) If the Principal Members cannot agree on the Fair Market Value within 30 days of delivery of such notice, the Triggering Member will select an independent investment banking firm of recognized international standing (an "IB Firm") (the "First Appraiser") and the Other Principal Member will select an IB Firm (the "Second Appraiser" and, together with the First Appraiser, the "Appraisers") to determine the Fair Market Value of the Company. The fees and expenses of each Appraiser will be borne by each of the Principal Members that have retained such Appraiser.

         (c) Within 45 days of the date of selection of the Appraisers, each of the First Appraiser and the Second Appraiser will determine the Fair Market Value and will notify the Principal Members in writing of such determination (specifying the Fair Market Value as determined by such Appraiser and setting forth, in reasonable detail, the basis for such determination). If the Fair Market Value as determined by one Appraiser is not more than 110% of the Fair Market Value as determined by the other Appraiser, the Fair Market Value of the Company will be the average of the two amounts. In all other cases, the Appraisers will jointly select a third IB Firm (the "Third Appraiser"). The fees and expenses of the Third Appraiser will be borne by the Principal Members equally.

         (d) The Third Appraiser will, within 45 days of its retention, determine its view of the Fair Market Value, and the Fair Market Value will thereupon be the average of (i) the Fair Market Value as determined by the Third Appraiser and (ii) whichever of the Fair Market Values as determined by the First Appraiser and the Second Appraiser is closer to the Fair Market Value as determined by the Third Appraiser; provided that if Fair Market Values as determined by the First Appraiser and the Second Appraiser differ by the same amount from the Third Appraiser's determination of Fair Market Value, the Fair Market Value will be as determined by the Third Appraiser. The determination of Fair Market Value in accordance with this Section 12.05 will be final, binding and conclusive upon the Members.

         (e) Each Principal Member will share with the Other Principal Member any written information it provides to the Third Appraiser and will not communicate other than in writing with the Third Appraiser without giving the Other Principal Member an opportunity to be present at any such communication.

                                    * * * * *

Selected Defined Terms:

         "Beneficial Ownership" shall have the meaning set forth in Rule 13D under the Exchange Act.

         "Change of Control" with respect to a Member means the occurrence of any of the following at any time after the date hereof:

                  (i) in the case of a Member that is a Shell Group Entity, (A) Shell shall cease to Beneficially Own, directly or indirectly through Subsidiaries, at least 75% of the Voting Securities of any such Member (other than itself), (B) the shareholders of such Member shall approve a consolidation, merger or any other corporate reorganization of such Member that would cause the situation described in clause (A) to occur,
         (C) a Royal Dutch/Shell Group Entity shall cease to Beneficially Own, directly or indirectly through Subsidiaries, at least 70% of the Voting Securities of Shell or (D) the Board of Directors of Shell shall approve the sale of all or substantially all the assets of Shell to any Third Party or Third Parties in a transaction or a series of related transactions; and

                  (ii) in the case of a Member that is a Texaco Group Entity,
         (A) Texaco shall cease to Beneficially Own, directly or indirectly through Subsidiaries, at least 75% of the Voting Securities of any such Member (other than itself), (B) the shareholders of such Member shall approve a consolidation, merger or any other corporate reorganization of such Member that would cause the situation described in clause (A) to occur, (C) any Person or "Group" (within the meaning of Rule 13D under the Exchange Act) of Persons shall have become the Beneficial Owner of more than 30% of the then outstanding Voting Securities of Texaco, (D) Texaco's shareholders shall approve any consolidation, merger, business combination or any other transaction or series of transactions as a result of which the Persons having the Beneficial Ownership of the Voting Securities of Texaco immediately prior to any such transaction or series of transactions would, upon the consummation of such transaction, own less than 70% of the Voting Securities of the entity surviving the consummation of such transaction or series of transactions, (E) a majority of the Board of Directors of Texaco shall consist at such time of individuals other than (1) members of the Board of Directors of Texaco on the date hereof and (2) other members of such Board of Directors recommended, elected or approved to succeed or become a director of such Person by a majority of such members referred to in clause (1) or by members so recommended, elected or approved, or
         (F) the Board of Directors of Texaco shall approve the sale of all or substantially all the assets of Texaco to any Third Party or Third Parties in a transaction or a series of related transactions.

         "Fair Market Value" means, as of any determination time, (i) with respect to the Company as a whole, the price at which a willing seller under no compulsion to sell would sell, and a willing buyer under no compulsion to purchase would purchase, 100% of the Ownership Interests in the Company (subject to all Indebtedness, liabilities and other obligations of the Company outstanding at such time), (ii) with respect to the Ownership Interest of any Member, the product of (x) the Fair Market Value of the Company at such time, determined in accordance with clause (i) above, and (y) the Ownership Percentage in the Company represented by the Ownership Interest being valued and (iii) with respect to any other asset, Contract, property or security, the price at which a willing seller under no compulsion to sell would sell, and a willing buyer under no compulsion to purchase would purchase, such asset, Contract, property or security. Notwithstanding the foregoing, costs of re-branding are to be excluded in determining the Fair Market Value of the Company.

         "Member" means each Person that becomes a member of the Company as of the Effective Time as provided in Section 3.01 of the LLC Agreement, and each Person that is admitted as a member of the Company after the date thereof in accordance with Article 12 of the LLC Agreement, in each case in such Person's capacity as a member of the Company.

         "Ownership Interest" means, with respect to any Member, such Member's limited liability company interest in the Company.

         "Texaco Group" means, at any time, TRMI, TRMI Holdings, Texaco Pipeline, Texaco Trading, Texaco Convent, Texaco Anacortes and each Subsidiary of Texaco of which Texaco, directly or indirectly through Subsidiaries, Beneficially Owns at least 75% of the outstanding Voting Securities at such time.

         "Texaco Group Entity" means, at any time, a Person included in the Texaco Group at such time.

         "Transfer" means any sale, transfer, exchange, pledge, hypothecation, or other disposition, by operation of Applicable Law or otherwise.

         "Voting Securities" means, with respect to any Person at any time, securities or other Ownership Interests the holders of which are at such time entitled to vote for the election of directors or other persons performing similar functions.

                                                                      Annex II-B

              Sections 12.04 and 12.05 of the Motiva LLC Agreement
              ----------------------------------------------------
                                       and
                                       ---
                             Selected Defined Terms
                             ----------------------



         SECTION 12.04. Rights to Acquire Interest in Certain Events. (a) In the event of a Change of Control of any Member (the "Changed Member") or an Event of Default in respect of any Member (the "Defaulting Member"), the Principal Member affiliated with the Changed Member or the Defaulting Member, as the case may be, shall, following such Change of Control or such Event of Default, as the case may be, promptly notify each of the Other Principal Members in writing of such event, setting forth the date and circumstances of the Change of Control and the identity of the Third Party that has acquired control of the Changed Member or the circumstances of such Event of Default, as applicable. If the Principal Member that is, or that is affiliated with, the Changed Member or the Defaulting Member, as the case may be, fails to give such notice, either of the Other Principal Members may give such notice. Promptly after delivery of any such notice by any Principal Member, or of otherwise ascertaining that such Change of Control or Event of Default has occurred, the Principal Members shall cause Fair Market Value of the Company to be determined in accordance with Section 12.05.

         (b) Within 30 days following the determination of Fair Market Value of the Company, either or both of the Principal Members that is not affiliated with the Changed Member or the Defaulting Member, as the case may be, may provide a notice (each of Principal Members providing such notice, a "Triggering Member"), to the Principal Member that is affiliated with the Changed Member or the Defaulting Member, as the case may be, indicating its desire to acquire the Ownership Interest of such Member's Principal Member Group for the Applicable Change Price, and setting forth the date on which such Triggering Member intends to acquire such Ownership Interest pursuant to this Section 12.04, which date shall be as soon as practicable after delivery of the notice delivered by a Triggering Member pursuant to this Section 12.04(b). If both of the Other Principal Members are Triggering Members, they shall have the right to acquire all but not less than all of the Ownership Interest of the Principal Member Group of the Changed Member or the Defaulting Member, as the case may be, subject to the provisions of Section 12.04(c), pro rata based on the Ownership Percentages of the Triggering Members at such time (unless the Triggering Members shall agree to a different allocation) for the Applicable Change Price. If only one of the Triggering Members provides such notice, it shall have the right to acquire all but not less than all of the Ownership Interest of the Principal Member Group of the Changed Member or the Defaulting Member, as the case may be, subject to the provisions of Section 12.04(c), for the Applicable Change Price. As used in this Agreement, the term "Applicable Change Price" means, with respect to any Principal Member Group's Ownership Interest, (x) 90% of the Fair Market Value of the Company multiplied by (v) such Principal Member Group's Ownership Percentage.

         (c) Upon the consummation of any purchase and sale pursuant to this
Section 12.04(c), each Member of the Principal Member Group of the Changed Member or Defaulting Member, as the case may be, shall deliver its Ownership Interest, free and clear of all Liens (other than any Lien created under the Financing Documents), together with duly executed written instruments of transfer with respect thereto, in form and substance reasonably satisfactory to the purchasing Member or Members, against payment of the Applicable Change Price by wire transfer, in immediately available funds, to the bank account of the Principal Member that is or is affiliated with the Changed Member or Defaulting Member designated for such purpose at least two Business Days prior to the date of such purchase and sale; provided that certain Intellectual Property licenses granted by the Principal Member that is or is affiliated with the Changed Member or the Defaulting Member, as the case may be, shall terminate in accordance with the Shell Intellectual Property Agreements or the Texaco Intellectual Property Agreements, as the case may be.

         SECTION 12.05. Valuation Procedures. (a) Promptly following delivery of any notice pursuant to Section 12.04(a), the Principal Members will seek to agree on the Fair Market Value of the Company.

         (b) If the Principal Members cannot agree on the Fair Market Value within 30 days of delivery of such notice, the Triggering Member or the Triggering Members will select an independent investment banking firm of recognized international standing (an "IB Firm") (the "First Appraiser") and the Principal Member that is or is Affiliated with the Defaulting Member or Changed Member, as the case may be, will select an IB Firm (the "Second Appraiser" and, together with the First Appraiser, the "Appraisers") to determine the Fair Market Value of the Company. The fees and expenses of each Appraiser will be borne by each of the Principal Members that have retained such Appraiser.

         (c) Within 45 days of the date of selection of the Appraisers, each of the First Appraiser and the Second Appraiser will determine the Fair Market Value and will notify the Principal Members in writing of such determination (specifying the Fair Market Value as determined by such Appraiser and setting forth, in reasonable detail, the basis for such determination). If the Fair Market Value as determined by one Appraiser is not more than 110% of the Fair Market Value as determined by the other Appraiser, the Fair Market Value of the Company will be the average of the two amounts. In all other cases, the Appraisers will jointly select a third IB Firm (the "Third Appraiser"). The fees and expenses of the Third Appraiser will be borne by the Triggering Member(s) and the Principal Member that is or is Affiliated with the Defaulting Member or the Changed Member, as the case may be, pro rata in accordance with their Principal Member Group's respective Ownership Percentages.

         (d) The Third Appraiser will, within 45 days of its retention, determine its view of the Fair Market Value, and the Fair Market Value will thereupon be the average of (i) the Fair Market Value as determined by the Third Appraiser and (ii) whichever of the Fair Market Values as determined by the First Appraiser and the Second Appraiser is closer to the Fair Market Value as determined by the Third Appraiser; provided that if Fair Market Values as determined by the First Appraiser and the Second Appraiser differ by the same amount from the Third Appraiser's determination of Fair Market Value, the Fair Market Value will be as determined by the Third Appraiser. The determination of Fair Market Value in accordance with this Section 12.05 will be final, binding and conclusive upon the Members.

         (e) Each Member will share with the Other Principal Members any written information it provides to the Third Appraiser and will not communicate other than in writing with the Third Appraiser without giving the Other Principal Members an opportunity to be present at any such communication.

                                    * * * * *

Selected Defined Terms:

         "Beneficial Ownership" shall have the meaning set forth in Rule 13D under the Exchange Act.

         "Change of Control" with respect to a Member means the occurrence of any of the following at any time after the date hereof:

                  (i)      in the case of a Member that is a Shell Group Entity,
                           (A) Shell shall cease to Beneficially Own, directly or indirectly through Subsidiaries, at least 75% of the Voting Securities of any such Member (other than itself), (B) the shareholders of such Member shall approve a consolidation, merger or any other corporate reorganization of such Member that would cause the situation described in clause (A) to occur,
                           (C) a Royal Dutch/Shell Group Entity shall cease to Beneficially Own, directly or indirectly through Subsidiaries, at least 70% of the Voting Securities of Shell or (D) the Board of Directors of Shell shall approve the sale of all or substantially all the assets of Shell to any Third Party or Third Parties in a transaction or a series of related transactions;

                  (ii)     in the case of a Member that is an SRI Group Entity,
                           (A) SRI shall cease to Beneficially Own, directly or indirectly through Subsidiaries, at least 75% of the Voting Securities of any such Member (other than itself), (B) the shareholders of such Member shall approve a consolidation, merger or any other corporate reorganization of such Member that would cause the situation described in clause (A) to occur,
                           (C) Saudi Aramco shall cease to Beneficially Own, directly or indirectly through Subsidiaries, at least 70% of the Voting Securities of SRI or (D) the Board of Directors of Saudi Aramco shall approve the sale of all or substantially all the assets of SRI to any Third Party or Third Parties in a transaction or a series of related transaction;

                  (iii) in the case of a Member that is a Texaco Group Entity, (A) Texaco shall cease to Beneficially Own, directly or indirectly through Subsidiaries, at least 75% of the Voting Securities of any such Member (other than itself),

                           (B) the shareholders of such Member shall approve a consolidation, merger or any other corporate reorganization of such Member that would cause the situation described in clause (A) to occur, (C) any Person or "Group" (within the meaning of Rule 13D under the Exchange Act) of Persons shall have become the Beneficial Owner of more than 30% of the then outstanding Voting Securities of Texaco, (D) Texaco's shareholders shall approve any consolidation, merger, business combination or any other transaction or series of transactions as a result of which the Persons having the Beneficial Ownership of the Voting Securities of Texaco immediately prior to any such transaction or series of transactions would, upon the consummation of such transaction, own less than 70% of the Voting Securities of the entity surviving the consummation of such transaction or series of transactions, (E) a majority of the Board of Directors of Texaco shall consist at such time of individuals other than (1) members of the Board of Directors of Texaco on the date hereof and (2) other members of such Board of Directors recommended, elected or approved to succeed or become a director of such Person by a majority of such members referred to in clause (1) or by members so recommended, elected or approved, or (F) the Board of Directors of Texaco shall approve the sale of all or substantially all the assets of Texaco to any Third Party or Third Parties in a transaction or a series of related transactions.

         "Fair Market Value" means, as of any determination time, (i) with respect to the Company as a whole, the price at which a willing seller under no compulsion to sell would sell, and a willing buyer under no compulsion to purchase would purchase, 100% of the Ownership Interests in the Company (subject to all Indebtedness, liabilities and other obligations of the Company outstanding at such time), (ii) with respect to the Ownership Interest of any Member, the product of (x) the Fair Market Value of the Company at such time, determined in accordance with clause (i) above, and (y) the Ownership Percentage in the Company represented by the Ownership Interest being valued and (iii) with respect to any other asset, Contract, property or security, the price at which a willing seller under no compulsion to sell would sell, and a willing buyer under no compulsion to purchase would purchase, such asset, Contract, property or security. Notwithstanding the foregoing, costs of re-branding are to be excluded in determining the Fair Market Value of the Company.

         "Member" means each Person that becomes a member of the Company as of the Effective Time as provided in Section 3.01 of the LLC Agreement, and each Person that is admitted as a member of the Company after the date thereof in accordance with Article 12 of the LLC Agreement, in each case in such Person's capacity as a member of the Company.

          "Ownership Interest" means, with respect to any Member, such Member's limited liability company interest in the Company.

         "Texaco Group" means, at any time, TRMI (East) and each Subsidiary of Texaco of which Texaco, directly or indirectly through Subsidiaries, Beneficially Owns at least 75% of the outstanding Voting Securities at such time.

         "Texaco Group Entity" means, at any time, a Person included in the Texaco Group at such time.

         "Transfer" means any sale, transfer, exchange, pledge, hypothecation, or other disposition, by operation of Applicable Law or otherwise.

         "Voting Securities" means, with respect to any Person at any time, securities or other Ownership Interests the holders of which are at such time entitled to vote for the election of directors or other persons performing similar functions.